                                                         FILED UNDER RULE 497(c)
                                                 FILE NOS. 33-79482 and 811-8532

Your
American Century Investments
prospectus

A CLASS
B CLASS
C CLASS
ADVISOR CLASS

Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund

R CLASS

Strategic Allocation: Moderate Fund

SEPTEMBER 30, 2004

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century
Investment Services, Inc.

[american century investments logo and text logo)

[american century investments logo and text logo)

Dear Investor:

American Century Investments is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors.

We believe our relationship with you begins with an easy to read prospectus that provides you with the information you need to feel confident about your investment decisions.

Naturally, you may have questions about investing after you read through the prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/s/Brian Jeter

Brian Jeter Senior Vice President
Third Party Sales and Services
American Century Investment Services, Inc.

American Century Investments
P.O. Box 419786, Kansas City, MO 64141-6786

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Services Corporation.

          [GRAPHIC OF TRIANGLE]

          THIS SYMBOL IS USED THROUGHOUT THE BOOK TO HIGHLIGHT DEFINITIONS OF
          KEY INVESTMENT TERMS AND TO PROVIDE OTHER HELPFUL INFORMATION.

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The funds are asset allocation funds. That is, they diversify their assets among various classes of investments such as equity securities, bonds and money market instruments. Each fund holds a different mix of these asset types and seeks the highest level of TOTAL RETURN consistent with its asset mix.

          [GRAPHIC OF TRIANGLE]

          TOTAL RETURN INCLUDES CAPITAL APPRECIATION PLUS DIVIDEND AND INTEREST
          INCOME.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES?

The funds' strategic asset allocation strategies diversify investments among equity securities, bonds and money market instruments.

*  STRATEGIC ALLOCATION: CONSERVATIVE seeks regular income through its emphasis on bonds and money market securities. It also has the potential for moderate long-term total return as a result of its stake in equity securities.

*  STRATEGIC ALLOCATION: MODERATE seeks long-term capital growth with some regular income. It emphasizes investments in equity securities but maintains a sizeable stake in bonds and money market securities.

*  STRATEGIC ALLOCATION: AGGRESSIVE seeks long-term capital growth with a small amount of regular income. It emphasizes investments in equity securities but maintains a portion of its assets in bonds and money market securities.

The funds may invest in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. The fund managers draw on growth, value and quantitative investment techniques in managing the equity portion of the funds' portfolios, and they diversify the funds' equity investments among small, medium and large companies.

The funds also invest in a variety of debt securities payable in both U.S. and foreign currencies. The funds primarily invest in investment-grade securities, that is, securities rated in the four highest categories by independent rating organizations. However, Strategic Allocation: Moderate may invest up to 5% of its assets, and Strategic Allocation: Aggressive may invest up to 10% of its assets, in below investment-grade (high-yield) securities.

The following table indicates each fund's neutral mix, that is, how each fund's investments generally will be allocated among the major asset classes over the long term.

                                      EQUITY        FIXED-INCOME OR   CASH
                                      SECURITIES    DEBT SECURITIES   EQUIVALENTS
FUND                                  (STOCKS)      (BONDS)           (MONEY MARKETS)
-------------------------------------------------------------------------------------
Strategic Allocation: Conservative    45%           45%                   10%
-------------------------------------------------------------------------------------
Strategic Allocation: Moderate        63%           31%                    6%
-------------------------------------------------------------------------------------
Strategic Allocation: Aggressive      78%           20%                    2%
-------------------------------------------------------------------------------------

------
2

WHAT ARE THE FUNDS' PRINCIPAL RISKS?

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  INTEREST RATE RISK - Generally, when interest rates rise, the value of a fund's fixed-income securities will decline. The opposite is true when interest rates decline.

*  CREDIT RISK - The value of a fund's fixed-income securities will be affected adversely by any erosion in the ability of the issuers of these securities to make interest and principal payments as they become due.

*  PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking funds that combine the potential for long-term capital growth with income

*  seeking the convenience of funds that invest in both equity and fixed-income securities

*  comfortable with the risks associated with the funds' investment strategies

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  not seeking current income from your investment
*  investing for a short period of time
*  uncomfortable with volatility in the value of your investment

          [GRAPHIC OF TRIANGLE]

          AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT, AND IT IS NOT
          INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
          (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

------
3

FUND PERFORMANCE HISTORY

STRATEGIC ALLOCATION: CONSERVATIVE FUND
STRATEGIC ALLOCATION: MODERATE FUND
STRATEGIC ALLOCATION: AGGRESSIVE FUND

Annual Total Returns

The following bar charts show the performance of the funds' Advisor Class shares for each full calendar year in the life of the class. It indicates the volatility of the funds' historical returns from year to year. The return of the funds' other classes of shares will differ from the Advisor Class returns shown in the chart, depending on the expenses of those classes.

STRATEGIC ALLOCATION: CONSERVATIVE FUND - ADVISOR CLASS

[data from bar chart]

2003                    14.46%
2002                    -5.16%
2001                     0.69%
2000                     4.64%
1999                    10.97%
1998                    10.19%
1997                    12.75%

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                      HIGHEST                             LOWEST
--------------------------------------------------------------------------------
Conservative          9.34% (4Q 1999)                     -5.77% (3Q 2002)
--------------------------------------------------------------------------------

STRATEGIC ALLOCATION: MODERATE FUND - ADVISOR CLASS

[data from bar chart]

2003                    22.34%
2002                    -9.75%
2001                    -4.51%
2000                    -0.13%
1999                    22.03%
1998                    12.55%
1997                    14.77%

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                      HIGHEST                             LOWEST
--------------------------------------------------------------------------------
Moderate              17.32% (4Q 1999)                    -9.50% (3Q 2002)
--------------------------------------------------------------------------------

------
4

STRATEGIC ALLOCATION: AGGRESSIVE FUND - ADVISOR CLASS

[data from bar chart]

2003                    27.52%
2002                   -14.24%
2001                    -9.48%
2000                    -2.64%
1999                    33.38%
1998                    13.53%
1997                    15.94%

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                      HIGHEST                             LOWEST
--------------------------------------------------------------------------------
Aggressive            25.28% (4Q 1999)                    -12.58% (3Q 2002)
--------------------------------------------------------------------------------

Average Annual Total Returns

The following table shows the average annual total returns of the funds' Advisor
Class shares calculated three different ways.  An additional table shows the average annual total returns of Strategic Allocation: Moderate and Strategic
Allocation: Aggressive C Class shares calculated before the impact of taxes.
Because the funds' A and B Class shares, Strategic Allocation: Conservative's C
Class shares and Strategic Allocation: Moderate's R Class shares did not have a full calendar year's worth of performance, they are not included.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Advisor Class shares. After-tax returns for other share classes will vary.

------
5

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

ADVISOR CLASS

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003           1 YEAR    5 YEARS   LIFE OF CLASS(1)
-------------------------------------------------------------------------------------------
Strategic Allocation: Conservative

Return Before Taxes                                     14.46%    4.88%     6.88%

Return After Taxes on Distributions                     14.03%    3.23%     4.89%

Return After Taxes on Distributions
  And Sale of Fund Shares                                9.47%    3.22%     4.76%

S&P 500 Index                                           28.68%   -0.57%     8.49%(2)
  (reflects no deductions for fees, expenses or taxes)

Lehman Aggregate Bond Index                              4.10%    6.62%     7.52%(2)
  (reflects no deductions for fees, expenses or taxes)

Three-Month U.S. Treasury Bill                           1.03%    3.34%     3.86%(2)
  (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------
Strategic Allocation: Moderate

Return Before Taxes                                     22.34%    5.14%     7.66%

Return After Taxes on Distributions                     22.07%    3.64%     6.05%

Return After Taxes on Distributions
  And Sale of Fund Shares                               14.69%    3.57%     5.73%

S&P 500 Index                                           28.68%   -0.57%     8.49%(2)
  (reflects no deductions for fees, expenses or taxes)

Lehman Aggregate Bond Index                              4.10%    6.62%     7.52%(2)
  (reflects no deductions for fees, expenses or taxes)

Three-Month U.S. Treasury Bill                           1.03%    3.34%     3.86%(2)
  (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------
Strategic Allocation: Aggressive

Return Before Taxes                                     27.52%    5.15%     7.85%

Return After Taxes on Distributions                     27.40%    3.97%     6.61%

Return After Taxes on Distributions
  And Sale of Fund Shares                               18.04%    3.84%     6.19%

S&P 500 Index                                           28.68%   -0.57%     8.49%(2)
  (reflects no deductions for fees, expenses or taxes)

Lehman Aggregate Bond Index                              4.10%    6.62%     7.52%(2)
  (reflects no deductions for fees, expenses or taxes)

Three-Month U.S. Treasury Bill                           1.03%    3.34%     3.86%(2)
  (reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------

(1)  THE INCEPTION DATE FOR THE FUNDS' ADVISOR CLASS IS OCTOBER 2, 1996.

(2)  SINCE SEPTEMBER 30, 1996, THE DATE CLOSEST TO THE CLASS'S INCEPTION
     FOR WHICH DATA IS AVAILABLE.

------
6

C CLASS

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003    1 YEAR        LIFE OF CLASS(1)
-------------------------------------------------------------------------------
Strategic Allocation: Moderate

Return Before Taxes                              21.81%        6.38%

S&P 500 Index                                    28.68%        4.73%(2)
 (reflects no deductions
  for fees, expenses or taxes)

Lehman Aggregate Bond Index                       4.10%        6.34%(2)
 (reflects no deductions
  for fees, expenses or taxes)

Three-Month U.S. Treasury Bill                    1.03%        1.39%(2)
 (reflects no deductions
  for fees, expenses or taxes)
-------------------------------------------------------------------------------
Strategic Allocation: Aggressive

Return Before Taxes                               26.96%        4.20%

S&P 500 Index                                     28.68%        0.54%(3)
 (reflects no deductions
  for fees, expenses or taxes)

Lehman Aggregate Bond Index                        4.10%        6.51%(3)
 (reflects no deductions
  for fees, expenses or taxes)

Three-Month U.S. Treasury Bill                     1.03%        1.34%(3)
 (reflects no deductions
  for fees, expenses or taxes)
-------------------------------------------------------------------------------

(1) THE INCEPTION DATES FOR THE FUNDS' C CLASS ARE: STRATEGIC ALLOCATION:
    MODERATE, OCTOBER 2, 2001; AND STRATEGIC ALLOCATION: AGGRESSIVE, NOVEMBER
    27, 2001.

(2) SINCE SEPTEMBER 30, 2001, THE DATE CLOSEST TO THE CLASS'S INCEPTION FOR
    WHICH DATA IS AVAILABLE.

(3) SINCE NOVEMBER 30, 2001, THE DATE CLOSEST TO THE CLASS'S INCEPTION FOR WHICH
    DATA IS AVAILABLE.

Performance information is designed to help you see how fund returns can vary.
Keep in mind that past performance (before and after taxes) does not predict how the funds will perform in the future.

For current performance information, please call us at 1-800-378-9878.

-------
7

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 A CLASS   B CLASS   C CLASS   ADVISOR CLASS
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                      5.75%     None      None      None
   Imposed on Purchases
   (as a percentage of offering price)
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)             None(1)   5.00%(2)  1.00%(3)  None
   (as a percentage of the original offering
   price for B Class shares or the lower
   of the original offering price or redemption
   proceeds for A and C Class shares)
--------------------------------------------------------------------------------------------

(1) INVESTMENTS OF $1 MILLION OR MORE IN A CLASS SHARES MAY BE SUBJECT TO A
    CONTINGENT DEFERRED SALES CHARGE OF 1.00% IF THE SHARES ARE REDEEMED WITHIN
    ONE YEAR OF THE DATE OF PURCHASE.

(2) THE CHARGE IS 5.00% DURING THE FIRST YEAR AFTER PURCHASE, DECLINES OVER THE
    NEXT FIVE YEARS AS SHOWN ON PAGE 19, AND IS ELIMINATED AFTER SIX YEARS.

(3) THE CHARGE IS 1.00% DURING THE FIRST YEAR AFTER PURCHASE, AND IS ELIMINATED
    THEREAFTER.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  DISTRIBUTION                    TOTAL ANNUAL
                      MANAGEMENT  AND SERVICE         OTHER       FUND OPERATING
                      FEE(1)      (12B-1) FEES(2)(3)  EXPENSES(4) EXPENSES
--------------------------------------------------------------------------------
   Strategic Allocation:
Conservative
    A Class           1.00%       0.25%               0.00%       1.25%
--------------------------------------------------------------------------------
    B Class           1.00%       1.00%               0.00%       2.00%
--------------------------------------------------------------------------------
    C Class           1.00%       1.00%               0.00%       2.00%
--------------------------------------------------------------------------------
    Advisor Class     0.75%       0.50%               0.00%       1.25%
--------------------------------------------------------------------------------
Strategic Allocation:
Moderate
    A Class           1.10%       0.25%               0.00%       1.35%
--------------------------------------------------------------------------------
    B Class           1.10%       1.00%               0.00%       2.10%
--------------------------------------------------------------------------------
    C Class           1.10%       1.00%               0.00%       2.10%
--------------------------------------------------------------------------------
    Advisor Class     0.85%       0.50%               0.00%       1.35%
--------------------------------------------------------------------------------
    R Class           1.10%       0.50%               0.00%       1.60%
--------------------------------------------------------------------------------
Strategic Allocation:
Aggressive
    A Class           1.20%       0.25%               0.00%       1.45%
--------------------------------------------------------------------------------
    B Class           1.20%       1.00%               0.00%       2.20%
--------------------------------------------------------------------------------
    C Class           1.20%       1.00%               0.00%       2.20%
--------------------------------------------------------------------------------
    Advisor Class     0.95%       0.50%               0.00%       1.45%
--------------------------------------------------------------------------------

(1) BASED ON ASSETS DURING THE FUNDS' MOST RECENT FISCAL YEAR. THE FUNDS HAVE
    STEPPED-FEE SCHEDULES. AS A RESULT, THE FUNDS' MANAGEMENT FEE RATES
    GENERALLY DECREASE AS STRATEGY ASSETS INCREASE AND INCREASE AS STRATEGY
    ASSETS DECREASE. SEE THE Investment Advisor UNDER Management FOR AN
    EXPLANATION OF STRATEGY ASSETS.

(2) THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES THROUGH
    BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
    INTERMEDIARIES. A PORTION OF THE FEE IS USED TO COMPENSATE SUCH FINANCIAL
    INTERMEDIARIES FOR ONGOING RECORDKEEPING AND ADMINISTRATIVE SERVICES THAT
    WOULD OTHERWISE BE PERFORMED BY AN AFFILIATE OF THE ADVISOR, AND A PORTION
    IS USED TO COMPENSATE THEM FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.
    FOR MORE INFORMATION, SEE Service, Distribution and Administrative Fees,
    PAGE 30.

(3) HALF OF THE ADVISOR CLASS 12B-1 FEE (0.25%) IS FOR SHAREHOLDER SERVICES
    PROVIDED BY FINANCIAL INTERMEDIARIES, WHICH WOULD OTHERWISE BE PAID BY THE
    ADVISOR OUT OF THE UNIFIED MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS
    UNIFIED MANAGEMENT FEE FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE
    INVESTMENT ADVISORY SERVICES IS THE SAME FOR ALL CLASSES.

(4) OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUNDS'
    INDEPENDENT DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE
    LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

------
8

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
   Strategic Allocation: Conservative
    A Class                          $695        $947       $1,219      $1,991
--------------------------------------------------------------------------------
    B Class                          $602        $923       $1,169      $2,115
--------------------------------------------------------------------------------
    C Class                          $202        $623       $1,069      $2,305
--------------------------------------------------------------------------------
    Advisor Class                    $127        $395         $683      $1,503
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
    A Class                          $704        $976       $1,268      $2,096
--------------------------------------------------------------------------------
    B Class                          $612        $953       $1,220      $2,219
--------------------------------------------------------------------------------
    C Class                          $212        $653       $1,120      $2,407
--------------------------------------------------------------------------------
    Advisor Class                    $137        $426         $736      $1,614
--------------------------------------------------------------------------------
    R Class                          $162        $502         $866      $1,886
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
    A Class                          $713      $1,005       $1,318      $2,199
--------------------------------------------------------------------------------
    B Class                          $621        $983       $1,269      $2,322
--------------------------------------------------------------------------------
    C Class                          $221        $683       $1,169      $2,508
--------------------------------------------------------------------------------
    Advisor Class                    $147        $456         $788      $1,724
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

                                     1 YEAR      3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Strategic Allocation: Conservative
    A Class                          $695        $947       $1,219      $1,991
--------------------------------------------------------------------------------
    B Class                          $202        $623       $1,069      $2,115
--------------------------------------------------------------------------------
    C Class                          $202        $623       $1,069      $2,305
--------------------------------------------------------------------------------
    Advisor Class                    $127        $395         $683      $1,503
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
    A Class                          $704        $976       $1,268      $2,096
--------------------------------------------------------------------------------
    B Class                          $212        $653       $1,120      $2,219
--------------------------------------------------------------------------------
    C Class                          $212        $653       $1,120      $2,407
--------------------------------------------------------------------------------
    Advisor Class                    $137        $426         $736      $1,614
--------------------------------------------------------------------------------
    R Class                          $162        $502         $866      $1,886
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
    A Class                          $713      $1,005       $1,318      $2,199
--------------------------------------------------------------------------------
    B Class                          $221        $683       $1,169      $2,322
--------------------------------------------------------------------------------
    C Class                          $221        $683       $1,169      $2,508
--------------------------------------------------------------------------------
    Advisor Class                    $147        $456         $788      $1,724
--------------------------------------------------------------------------------

------
9

OBJECTIVES, STRATEGIES AND RISKS

STRATEGIC ALLOCATION: CONSERVATIVE FUND
STRATEGIC ALLOCATION: MODERATE FUND
STRATEGIC ALLOCATION: AGGRESSIVE FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The funds are asset allocation funds. That is, they diversify their assets among various classes of investments such as stocks, bonds and money market instruments. Each fund holds a different mix of these asset types and seeks the highest level of total return consistent with its asset mix.

*  STRATEGIC ALLOCATION: CONSERVATIVE seeks regular income through its emphasis on bonds and money market securities. It also has the potential for moderate long-term total return as a result of its stake in equity securities.

*  STRATEGIC ALLOCATION: MODERATE seeks long-term capital growth with some regular income. It emphasizes investments in equity securities but maintains a sizeable stake in bonds and money market securities.

*  STRATEGIC ALLOCATION: AGGRESSIVE seeks long-term capital growth with a small amount of regular income. It emphasizes investments in equity securities but maintains a portion of its assets in bonds and money market securities.

          [GRAPHIC OF TRIANGLE]

          THE NAMES OF THE THREE ASSET ALLOCATION FUNDS OFFERED IN THIS
          PROSPECTUS ARE INTENDED TO REFLECT THE RELATIVE SHORT-TERM PRICE
          VOLATILITY RISK AMONG THE FUNDS AND ARE NOT AN INDICATION OF THE
          ADVISOR'S ASSESSMENT OF THE RISKINESS OF THE FUNDS AS COMPARED TO
          OTHER MUTUAL FUNDS, INCLUDING OTHER MUTUAL FUNDS WITHIN THE AMERICAN
          CENTURY FAMILY OF FUNDS.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The funds' strategic asset allocation strategies diversify investments among equity securities, bonds and money market instruments. The funds may invest in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. The fund managers draw on growth, value and quantitative investment techniques in managing the equity portion of the funds' portfolios and diversify the funds' equity investments among small, medium and large companies.

The growth strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The value investment discipline seeks capital growth by investing in equity securities of well-established companies that the funds' managers believe to be temporarily undervalued. The primary quantitative management technique the managers use is portfolio optimization. The managers may construct a portion of the funds' portfolios to match the risk characteristics of the S&P 500 and then optimize each portfolio to achieve the desired balance of risk and return potential.

Although the funds will remain exposed to each of the investment disciplines and categories described above, a particular investment discipline or category may be emphasized when, in the managers' opinion, such investment discipline or category is undervalued relative to the other disciplines or categories.

------
10

The funds also invest in a variety of debt securities payable in both U.S. and foreign currencies. The funds primarily invest in investment-grade government, corporate, asset-backed and similar securities, that is, securities rated in the four highest categories by independent rating organizations. However, Strategic
Allocation: Moderate may invest up to 5% of its assets, and Strategic
Allocation: Aggressive may invest up to 10% of its assets, in high-yield securities. High-yield securities are higher risk, nonconvertible debt obligations that are rated below investment-grade. The funds may also invest in unrated securities based on the fund managers' assessment of their credit quality. Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be in the three- to 10-year range.

The funds may invest the cash-equivalent portion of their portfolios in high-quality money market investments (denominated in U.S. dollars or foreign currencies).

The funds may invest a portion of their assets in U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Not all of these
U.S. government securities are backed by the full faith and credit of the U.S.
government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the agency or instrumentality. The funds may invest in securities, including mortgage-backed securities, issued or guaranteed by U.S.
government agencies or instrumentalities, including the Government National
Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association
("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the
Federal Home Loan Bank ("FHLB"), and the Tennessee Valley Authority ("TVA").
These securities may include participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S.
government agencies or instrumentalities such as Ginnie Mae, Fannie Mae, Freddie
Mac. Guarantees by Ginnie Mae are backed by the full faith and credit of the
U.S. government. Guarantees by other agencies or instrumentalities of the U.S.
government, such as Fannie Mae, Freddie Mac, FHLB and TVA are not backed by the full faith and credit of the U.S. government, although Fannie Mae, Freddie Mac,
FHLB and TVA are authorized to borrow from the U.S. Treasury to  meet their obligations.

The following table shows the operating ranges within which each fund's asset mix generally will vary over short-term periods. These variations may be due to differences in asset class performance or prevailing market conditions.

Operating Ranges

                                      EQUITY      FIXED INCOME OR  CASH
                                      SECURITIES  DEBT SECURITIES  EQUIVALENTS
FUND                                  (STOCKS)    (BONDS)          (MONEY MARKETS)
----------------------------------------------------------------------------------
Strategic Allocation: Conservative    39-51%      38-52%           5-20%
----------------------------------------------------------------------------------
Strategic Allocation: Moderate        53-73%      21-41%           0-15%
----------------------------------------------------------------------------------
Strategic Allocation: Aggressive      60-90%      10-30%           0-15%
----------------------------------------------------------------------------------

------
11

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the funds' FIXED-INCOME SECURITIES will be affected by rising or falling interest rates. Generally interest rates and the prices of debt securities move in opposite directions. When interest rates fall, the prices of most debt securities rise; when interest rates rise, prices fall.

          [GRAPHIC OF TRIANGLE]

          FIXED-INCOME SECURITIES ARE RATED BY NATIONALLY RECOGNIZED SECURITIES
          RATING ORGANIZATIONS (SROS), SUCH AS MOODY'S AND STANDARD & POOR'S.
          EACH SRO HAS ITS OWN SYSTEM FOR CLASSIFYING SECURITIES, BUT EACH TRIES
          TO INDICATE A COMPANY'S ABILITY TO MAKE TIMELY PAYMENTS OF INTEREST
          AND PRINCIPAL. A DETAILED DESCRIPTION OF SROS, THEIR RATINGS SYSTEMS
          AND WHAT WE DO IF A SECURITY ISN'T RATED IS INCLUDED IN THE STATEMENT
          OF ADDITIONAL INFORMATION.

The value of the funds' fixed-income securities also will be affected by the continued  ability of the issuers of these securities to make payments of interest and principal as they become due.

The lowest-rated investment-grade bonds in which the funds may invest contain some speculative characteristics. Having those bonds in the funds' portfolios means the funds' values may go down more if interest rates or other economic conditions change than if the funds contained only higher-rated bonds. In addition, Strategic Allocation: Moderate and Strategic Allocation: Aggressive
may invest in higher-risk high-yield securities, which are below investment-grade and sometimes referred to as junk bonds. These securities are considered to be predominantly speculative and are more likely to be negatively affected by changes in interest rates or other economic conditions.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

Although the fund managers intend to invest the funds' assets primarily in U.S.
securities, the funds may invest in foreign securities.  Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks.

 A fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

These funds are intended for investors who seek to diversify their assets among various classes of investments, such as stocks, bonds and money market instruments, and who are willing to accept the risks associated with the funds'
investment strategies.

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12

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management team play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than three-fourths of the directors are independent of the funds'
advisor; that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
(the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to each fund, the advisor received a unified management fee based on a percentage of the daily net assets of each specific class of shares of each fund. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the advisor's assets under management in the fund's investment strategy ("strategy assets") to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the advisor that are not in the American Century family of mutual funds but that have the same investment team and investment strategy. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow a fund to realize scheduled cost savings more quickly if the advisor acquires additional assets under management within a strategy in addition to the fund's assets. The amount of the fee is calculated daily and paid monthly in arrears. Strategic Allocation: Conservative A, B and C
Classes will pay the advisor a unified management fee of 1.00% of its pro rata share of the first $500 million of the strategy assets, 0.95% of its pro rata share of the next $500 million of the strategy assets, 0.90%
of its pro rata share of the next $4 billion of the strategy assets and 0.85% of its pro rata share over $5 billion of the strategy assets. Strategic Allocation: Moderate A and B Classes will pay the advisor a unified management fee of 1.10% of its pro rata share of the first $1 billion of the strategy assets, 1.00% of its pro rata share of the next $4 billion of the strategy assets and 0.95% of its pro rata share over $5 billion of the strategy assets. Strategic Allocation: Aggressive A and
B Classes will pay the advisor a unified management fee of 1.20% of its pro rata share of the first $1 billion of the strategy assets, 1.10% of its pro rata share of the next $4 billion of the strategy assets and 1.05% of its pro rata share over $5 billion of the strategy assets.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

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13

MANAGEMENT FEES PAID BY THE FUNDS TO THE ADVISOR
AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE MOST
RECENT FISCAL YEAR ENDED NOVEMBER 30, 2003         A CLASS  B CLASS  C CLASS  ADVISOR CLASS  R CLASS
-----------------------------------------------------------------------------------------------------
Strategic Allocation:
Conservative                                       N/A(1)   N/A(1)   N/A(1)   0.75%          N/A(2)
-----------------------------------------------------------------------------------------------------
Strategic Allocation:
Moderate                                           N/A(1)   N/A(1)   1.10%    0.85%          1.10%(3)
-----------------------------------------------------------------------------------------------------
Strategic Allocation:
Aggressive                                         N/A(1)   N/A(1)   1.20%    0.95%          N/A(2)
-----------------------------------------------------------------------------------------------------

(1)  FUND DID NOT COMMENCE OPERATIONS UNTIL SEPTEMBER 30, 2004.

(2)  THE FUND DOES NOT OFFER R CLASS SHARES.

(3)  ANNUALIZED.

THE FUND MANAGEMENT TEAM

The advisor uses a team of portfolio managers, assistant portfolio managers and analysts to manage the funds. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment team are identified below.

JEFFREY R. TYLER (ASSET ALLOCATION AND CORE EQUITY)

Mr. Tyler, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since their inception in February 1996. He also is a member of the teams that manage Equity Growth, Income & Growth and
Balanced. He joined American Century as a Portfolio Manager in January 1988. He
has a bachelor's degree in business economics from the University of California
- Santa Barbara and an MBA in finance and economics from Northwestern
University. He is a CFA charterholder.

PHILLIP N. DAVIDSON (VALUE)

Mr. Davidson, Chief Investment Officer-Value, Senior Vice President and Senior
Portfolio Manager, has been a member of the team that manages the funds since their inception in February 1996. He is also a member of the teams that manage
Value and Equity Income. Prior to joining American Century, he spent 11 years at
Boatmen's Trust Company in St. Louis and served as Vice President and Portfolio
Manager responsible for institutional value equity clients. He has a bachelor's degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

MICHAEL DIFLEY (HIGH-YIELD DEBT)

Mr. Difley, Vice President and Portfolio Manager, has been a member of the team that manages the funds since November 2001. He joined American Century as a
Senior Corporate Credit Analyst in July 1996 and was promoted to Portfolio
Manager in November 2001. He has a B.S. in business administration (finance concentration) from California Polytechnic State University - San Luis Obispo.
He is a Certified Public Accountant and a CFA charterholder.

MICHAEL J. DONNELLY (EMERGING MARKETS EQUITY)

Mr. Donnelly, Vice President and Portfolio Manager, has been a member of the team that manages the funds since April 2000. He also has been a member of the team that manages Emerging Markets since the fund's inception in September 1997.
He joined American Century in August 1997. He has a bachelor of arts from Yale
University and an MBA in management, international business and international finance from Kellogg Graduate School of Management, Northwestern University. He
is a CFA charterholder.

GLENN A. FOGLE (MID-CAP GROWTH)

Mr. Fogle, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since their inception in February 1996. He also is a member of the team that manages Vista, where he has been a Portfolio
Manager since March 1993. He joined American Century in September 1990 as an
Investment Analyst. He has a bachelor of business administration (management)
and an MBA in finance from Texas Christian University. He is a CFA charterholder.

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14

BRENDAN HEALY (LARGE-CAP VALUE)

Mr. Healy, Portfolio Manager, has been a member of the team that manages the funds since December 2000. He joined American Century in April 2000 as a member of the Large Company Value team and has been a Portfolio Manager since February
2004. Before joining American Century, he spent six years with USAA as an Equity
Analyst. He has a bachelor's degree in mechanical engineering from the
University of Arizona and an MBA from the University of Texas -Austin. He is a
CFA charterholder.

BRIAN HOWELL (HIGH-GRADE DEBT)

Mr. Howell, Vice President and Portfolio Manager, has been a member of the team that manages the funds since May 1997. He joined American Century in 1988. He has a bachelor's degree in mathematics/statistics and an MBA from the University of California - Berkeley.

MARK S. KOPINSKI (INTERNATIONAL EQUITY)

Mr. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since April 1997. He also is a member of the teams that manage International Growth, International Discovery and
Emerging Markets. He has a bachelor's degree in business administration from
Monmouth College and a master's degree in Asian studies from the University of
Illinois.

MICHAEL LISS (VALUE)

Mr. Liss, Portfolio Manager, has been a member of the team that manages the funds since joining American Century in June 1998 as an Investment Analyst. He
was promoted to Senior Investment Analyst in August 2003 and Portfolio Manager
for the Value and Mid Cap Value teams in February 2004. He also is a member of the Equity Income team. He has a bachelor's degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder.

MARK MALLON (LARGE-CAP VALUE)

Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the funds since December 2000. He also has been a member of the team that manages Capital Value since its inception in March
1999 and Large Company Value since its inception in July 1999. He joined
American Century in April 1997. Mr. Mallon has a bachelor of arts from
Westminster College and an MBA from Cornell University. He is a CFA charterholder.

SCOTT A. MOORE (VALUE)

Mr. Moore, Vice President and Portfolio Manager, has been a member of the team that manages the funds since February 1999. He is also a member of the teams that manage Value and Equity Income. He joined American Century in August 1993 as an Investment Analyst. He has a bachelor's degree in finance from Southern
Illinois University and an MBA in finance from the University of Missouri -
Columbia. He is a CFA charterholder.

CHARLES RITTER (LARGE-CAP VALUE)

Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since December 2000. He also has been a member of the team that manages Capital Value since its inception in March 1999 and
Large Company Value since its inception in July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with
Federated Investors, most recently serving as a Vice President and Portfolio
Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

------
15

DAVID M. ROSE (MID-CAP GROWTH)

Mr. Rose, Vice President and Portfolio Manager, has been a member of the team that manages the funds since January 2001. He also has been a member of the team that manages Vista since January 2001. He joined American Century in July 1998 as an investment analyst. From August 1996 to May 1998, he attended the
University of Wisconsin - Madison, where he earned an MS in finance, investments and banking. He also has a bachelor's degree in business administration from
Washington University. He is a CFA charterholder.

GINA SANCHEZ (ASSET ALLOCATION)

Ms. Sanchez, Portfolio Manager, has been a member of the team that manages the funds since February 1999. She joined American Century in March 1998 as an
Analyst and was promoted to Portfolio Manager in February 2001. She has a bachelor's degree in economics from Harvard University and a master's degree in
International Policy from Stanford University.

HENRIK STRABO (INTERNATIONAL EQUITY)

Mr. Strabo, Chief Investment Officer-International Equities, has been a member of the team that manages the funds since their inception in February 1996. He also is a member of the team that manages Global Growth, International Growth and International Discovery. He joined American Century in 1993 as an Investment
Analyst and was promoted to Portfolio Manager in April 1994. He has a bachelor's degree in business from the University of Washington.

DENISE LATCHFORD (CASH)

Ms. Latchford, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since January 1998. She also is a member of the team that manages Prime Money Market. She joined American Century in 1988, becoming a member of its investment management department in 1991. She has a bachelor's degree in accounting from San Diego State University and an MBA in finance from Golden Gate University.

THOMAS P. VAIANA (CORE EQUITY)

Mr. Vaiana, Portfolio Manager, has been a member of the team since August 2000.
He joined American Century in February 1997 as a Credit Analyst and was promoted to Portfolio Manager in August 2000. He has a bachelor's degree in business finance from California State University.

GREGORY J. WOODHAMS (LARGE-CAP GROWTH)

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since April 2000. He also has been a member of the team that manages Growth since he joined American Century in September 1997 as an Investment Analyst. He was promoted to Portfolio Manager for the Growth team in May 1998. He has a bachelor's degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

Code of Ethics

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. It also contains limits on short-term transactions in American
Century-managed funds. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

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16

INVESTING WITH AMERICAN CENTURY

CHOOSING A SHARE CLASS

The shares offered by this prospectus are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through investment advisors, broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

Strategic Allocation: Conservative and Strategic Allocation: Aggressive offer the A, B, C and Advisor Classes through this prospectus; and Strategic
Allocation: Moderate offers the A, B, C, R and Advisor Classes. Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial advisor for the services provided to you. Your financial advisor can help you choose the option that is most appropriate.

The following chart provides a summary description of each class offered by this prospectus:

A CLASS                                 B CLASS
--------------------------------------------------------------------------------
Initial sales charge(1)                 No initial sales charge
--------------------------------------------------------------------------------
Generally no CDSC(2)                    Contingent deferred sales charge on
                                        redemptions within six years
--------------------------------------------------------------------------------
12b-1 fee of 0.25%                      12b-1 fee of 1.00%
--------------------------------------------------------------------------------
No conversion feature                   Convert to A Class shares eight
                                        years after purchase
--------------------------------------------------------------------------------
Generally more appropriate              Aggregate purchases limited to amounts
for long-term investors                 less than $100,000
--------------------------------------------------------------------------------

C CLASS                                 ADVISOR CLASS AND R CLASS
--------------------------------------------------------------------------------
No initial sales charge                 No initial sales charge
--------------------------------------------------------------------------------
Contingent deferred sales charge on     No contingent deferred sales charge
redemptions within 12 months
--------------------------------------------------------------------------------
12b-1 fee of 1.00%                      12b-1 fee of 0.50%(3)
--------------------------------------------------------------------------------
No conversion feature                   No conversion feature
--------------------------------------------------------------------------------
Aggregate purchases limited to amounts  Generally offered through
less than $1,000,000; generally more    qualified retirement plans and
appropriate for short-term investors    other fee-based arrangements
--------------------------------------------------------------------------------

(1) THE SALES CHARGE FOR A CLASS SHARES DECREASES DEPENDING ON THE SIZE OF YOUR
    INVESTMENT, AND MAY BE WAIVED FOR SOME PURCHASES. THERE IS NO SALES CHARGE
    FOR PURCHASES OF $1,000,000 OR MORE.

(2) A CDSC OF 1.00% WILL BE CHARGED ON CERTAIN PURCHASES OF $1,000,000 OR MORE
    THAT ARE REDEEMED WITHIN ONE YEAR OF PURCHASE.

(3) WHILE THE ADVISOR CLASS AND R CLASS SHARES HAVE THE SAME 12B-1 FEE, THEIR
    TOTAL ANNUAL FUND OPERATING EXPENSES WILL BE DIFFERENT BECAUSE OF THE
    ADVISOR CLASS'S LOWER UNIFIED MANAGEMENT FEE. SEE PAGE 8-9 FOR MORE DETAILS

MINIMUM INITIAL INVESTMENT AMOUNTS (FOR ALL CLASSES)

To open an account, the minimum initial investment amounts are $2,000 for a
Coverdell Education Savings Account (CESA), and $2,500 for all other accounts.

------
17

CALCULATION OF SALES CHARGES

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial advisor are:

                         SALES CHARGE    SALES CHARGE         AMOUNT PAID TO
                         AS A % OF       AS A % OF            FINANCIAL ADVISOR
PURCHASE AMOUNT          OFFERING PRICE  NET AMOUNT INVESTED  AS A % OF OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $50,000        5.75%           6.10%                5.00%
--------------------------------------------------------------------------------------
$50,000 - $99,999        4.75%           4.99%                4.00%
--------------------------------------------------------------------------------------
$100,000 - $249,999      3.75%           3.90%                3.25%
--------------------------------------------------------------------------------------
$250,000 - $499,999      2.50%           2.56%                2.00%
--------------------------------------------------------------------------------------
$500,000 - $999,999      2.00%           2.04%                1.75%
--------------------------------------------------------------------------------------
$1,000,000 - $3,999,999  0.00%           0.00%                1.00%(1)
--------------------------------------------------------------------------------------
$4,000,000 - $9,999,999  0.00%           0.00%                0.50%(1)
--------------------------------------------------------------------------------------
$10,000,000 or more      0.00%           0.00%                0.25%(1)
--------------------------------------------------------------------------------------

(1)  FOR PURCHASES OVER $1,000,000 BY QUALIFIED RETIREMENT PLANS, NO UPFRONT
     AMOUNT WILL BE PAID TO FINANCIAL ADVISORS.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial advisor must provide certain information, including the account numbers of any accounts to be aggregated, to American Century at the time of purchase in order to take advantage of such reduction or waiver.

You and your immediate family (your spouse and your children under the age of
21) may combine investments to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account's current market value if made for your own account(s) and/or certain other accounts, such as:

*  Certain trust accounts

*  Solely controlled business accounts

*  Single-participant retirement plans

*  Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts, rather than accounts aggregated at the intermediary level, may be included.

Concurrent Purchases. You may combine simultaneous purchases in A, B or C Class shares of any two or more American Century Advisor Funds to qualify for a reduced A Class sales charge.

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18

Rights of Accumulation. You may take into account the current value of your existing holdings in A, B or C Class shares of any American Century Advisor Fund to determine your A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of all A, B and C Class shares you intend to make over a 13-month period to determine the applicable sales charge. Such purchases will be valued at their historical cost for this purpose. At your request, purchases made during the previous 90 days may be included; however, capital appreciation, capital gains and reinvested dividends do not apply toward these combined purchases. A portion of your account will be held in escrow to cover additional
A Class sales charges that will be due if your total investments over the
13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

*  purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having sales agreements with the advisor or distributor

*  wrap accounts maintained for clients of certain financial intermediaries who have entered into agreements with American Century

*  present or former officers, directors and employees (and their families) of
   American Century

*  qualified retirement plan purchases

*  IRA Rollovers from any American Century Advisor Fund held in a qualified retirement plan

*  certain other investors as deemed appropriate by American Century

The information regarding A Class sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the
Investing Using Advisors and Financial Intermediary portions of the Web site.
From the description of  A Class shares, a hyperlink will take you directly to this disclosure.

B Class

B Class shares are sold at their net asset value without an initial sales charge.  However, if you redeem your shares within six years of purchase you will pay a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

REDEMPTION DURING                   CDSC AS A % OF ORIGINAL PURCHASE PRICE
--------------------------------------------------------------------------------
1st year                            5.00%
--------------------------------------------------------------------------------
2nd year                            4.00%
--------------------------------------------------------------------------------
3rd year                            3.00%
--------------------------------------------------------------------------------
4th year                            3.00%
--------------------------------------------------------------------------------
5th year                            2.00%
--------------------------------------------------------------------------------
6th year                            1.00%
--------------------------------------------------------------------------------
After 6th year                      None
--------------------------------------------------------------------------------

B Class shares will automatically convert to A Class shares in the month of the eight-year anniversary of the purchase date.

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19

C Class

C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less.

The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC.  Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next.  For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC WAIVERS

Any applicable contingent deferred sales charge may be waived in the following cases:

*  redemptions through systematic withdrawal plans not exceeding annually:

   *   12% of the lesser of the original purchase cost or current market value for A Class shares

   *   12% of the original purchase cost for B Class shares

   *   12% of the lesser of the original purchase cost or current market value for C Class shares

*  distributions from IRAs due to attainment of age 59-1/2 for A Class and C
   Class shares

*  required minimum distributions from retirement accounts upon reaching age
   70-1/2

*  tax-free returns of excess contributions to IRAs

*  redemptions due to death or post-purchase disability

*  exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

*  IRA rollovers from any American Century Advisor Fund held in a qualified retirement plan, for A Class shares only

*  if no broker was compensated for the sale

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Advisor
Fund at the then-current net asset value without paying an initial sales charge.
Any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial advisor must notify the fund's transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once.

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20

EXCHANGING SHARES

You may exchange shares of a fund for shares of the same class of another
American Century Advisor Fund without a sales charge if you meet the following criteria:

*  The exchange is for a minimum of $100

*  For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

BUYING AND SELLING SHARES

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business.
Some policy differences may include

*  minimum investment requirements

*  exchange policies

*  fund choices

*  cutoff time for investments

*  trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Please contact your intermediary or plan sponsor for a complete description of its policies. Copies of a fund's annual report, semiannual report and Statement of Additional Information are available from your intermediary or plan sponsor.

The funds have authorized certain FINANCIAL INTERMEDIARIES to accept orders on the funds' behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

          [GRAPHIC OF TRIANGLE]

          FINANCIAL INTERMEDIARIES INCLUDE BANKS, BROKER-DEALERS, INSURANCE
          COMPANIES AND INVESTMENT ADVISORS.

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

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21

ABUSIVE TRADING PRACTICES

We discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. We take steps to reduce the frequency and effect of these activities in our funds.
These steps include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when the advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. American Century seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.

American Century uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by American Century in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, we may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive if the sale is made

*  within seven days of the purchase, or
*  within 30 days of the purchase, if it happens more than once per year.

American Century reserves the right, in its sole discretion, to identify other trading practices as abusive. In addition, American Century reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century handles, there can be no assurance that American Century's efforts will identify all trades or trading practices that may be considered abusive. In addition,
American Century's ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because American Century does not have access to the underlying shareholder account information. However, American Century monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, American Century's ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

------
22

REDEMPTIONS

If you sell your B and C Class or, in certain cases, A Class shares within a certain time after their purchase, you will pay a sales charge the amount of which is contingent upon the amount of time you have held your shares, as described above. Your redemption proceeds will be calculated using the NET ASSET
VALUE (NAV) next determined after we receive your transaction request in good order.

          [GRAPHIC OF TRIANGLE]

          A FUND'S NET ASSET VALUE, OR NAV, IS THE PRICE OF THE FUND'S SHARES.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. For funds with CheckWriting privileges, we will not honor checks written against shares subject to this seven-day holding period.
Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a
15-day holding period before we will transfer or wire redemption proceeds to your bank. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of a fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption.

------
23

SIGNATURE GUARANTEES

A signature guarantee -- which is different from a notarized signature -- is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions:

*  Your redemption or distribution check, Check-A-Month or automatic redemption is made payable to someone other than the account owners

*  Your redemption proceeds or distribution amount is sent by wire or EFT to a destination other than your personal bank account

*  You are transferring ownership of an account over $100,000

We reserve the right to require a signature guarantee for other transactions, at our discretion.

A NOTE ABOUT MAILINGS TO SHAREHOLDERS

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please contact your financial intermediary directly.

RIGHT TO CHANGE POLICIES

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

------
24

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the net asset value (NAV) of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed
(including certain U.S. holidays), we do not calculate the NAV. A fund share's
NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If the advisor determines that the current market price of a security owned by a non-money market fund is not readily available, the advisor may determine its fair value in accordance with procedures adopted by the fund's board.
Circumstances that may cause the advisor to determine the fair value of a security held by the fund include, but are not limited to:

*  an event occurs after the close of the foreign exchange on which a portfolio security principally trades, but before the close of the Exchange, that is likely to have changed the value of the security

*  a debt security has been declared in default

*  trading in a security has been halted during the trading day

*  the demand for the security (as reflected by its trading volume) is insufficient for quoted prices to be reliable

If such circumstances occur, the advisor may determine the security's fair value if the fair value determination would materially impact the fund's net asset value.  While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by a fund's board.

Trading of securities in foreign markets may not take place every day the
Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

          [GRAPHIC OF TRIANGLE]

          GOOD ORDER MEANS THAT YOUR INSTRUCTIONS HAVE BEEN RECEIVED IN THE FORM
          REQUIRED BY AMERICAN CENTURY. THIS MAY INCLUDE, FOR EXAMPLE, PROVIDING
          THE FUND NAME AND ACCOUNT NUMBER, THE AMOUNT OF THE TRANSACTION AND
          ALL REQUIRED SIGNATURES.

------
25

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities.

          [GRAPHIC OF TRIANGLE]

          CAPITAL GAINS ARE INCREASES IN THE VALUES OF CAPITAL ASSETS, SUCH AS
          STOCK, FROM THE TIME THE ASSETS ARE PURCHASED.

The funds pay distributions of substantially all of their income quarterly, with the exception of Strategic Allocation: Aggressive, which pays such distributions annually. Distributions from realized capital gains are generally paid twice a year, usually in March and December. The funds may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.
The funds' distributions may be taxable as ordinary income, capital gains or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Distributions are reinvested automatically in additional shares unless you choose another option.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions.
For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American
Century account, to your bank electronically, or to your home address or to another person or address by check.

------
26

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as QUALIFIED DIVIDEND INCOME and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.

          [GRAPHIC OF TRIANGLE]

          QUALIFIED DIVIDEND INCOME IS A DIVIDEND RECEIVED BY THE FUND FROM THE
          STOCK OF A DOMESTIC OR QUALIFYING FOREIGN CORPORATION, PROVIDED THAT
          THE FUND HAS HELD THE STOCK FOR A REQUIRED HOLDING PERIOD.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

                                    TAX RATE FOR 10%       TAX RATE FOR
TYPE OF DISTRIBUTION                AND 15% BRACKETS       ALL OTHER BRACKETS
--------------------------------------------------------------------------------
Short-term capital gains            Ordinary Income        Ordinary Income
--------------------------------------------------------------------------------
Long-term capital gains (> 1 year)
and Qualified Dividend Income       5%                     15%
--------------------------------------------------------------------------------

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

------
27

Taxes on Transactions

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

------
28

MULTIPLE CLASS INFORMATION

American Century offers the following classes of shares of the funds:

*  Strategic Allocation: Conservative--Investor Class, Institutional Class,
   Advisor Class, A Class, B Class and C Class

*  Strategic Allocation: Moderate--Investor Class, Institutional Class, Advisor
   Class, A Class, B Class, C Class and R Class

*  Strategic Allocation: Aggressive--Investor Class, Institutional Class,
   Advisor Class, A Class, B Class and C Class

The shares offered by this prospectus are Advisor Class, A Class, B Class, C
Class and R Class shares, which are offered primarily through employer-sponsored retirement plans or through institutions like investment advisors, banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the classes offered by this prospectus. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the funds' assets, which do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this prospectus, call us at
1-800-378-9878.

You also can contact a sales representative or financial intermediary who offers that class of shares.

Except as described herein, all classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of A Class of the same fund after eight years.

------
29

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class offered by this prospectus has a 12b-1 Plan. The plans provide for the funds to pay annual fees of 0.25% for A Class, 1.00% for B and C
Class, and 0.50% for R and Advisor Class to the distributor. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services.
The distributor pays all or a portion of such fees to the investment advisors, banks, broker-dealers and insurance companies that make the classes available.
Because these fees are used to pay for services that are not related to prospective sales of the funds, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the Plans and their terms, see Multiple Class Structure in the Statement of
Additional Information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the funds' distributor may make payments for various additional services or other expenses out of their profits or other available sources. Such expenses may include distribution services, shareholder services or marketing, promotional or related expenses. The amount of any payments described by this paragraph is determined by the advisor or the distributor and is not paid by you.

------
30

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the share class is not five years old. Because the
A and B Class shares for all three funds and the C Class shares for Strategic
Allocation: Conservative are new, financial information is not yet available for these classes as of the date of this prospectus.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period
*  investment income and capital gains or losses
*  distributions of income and capital gains paid to investors
*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's investment portfolio that is replaced during the period

The Financial Highlights have been audited by Deloitte & Touche LLP. Their
Report of Independent Registered Public Accounting Firm and the financial statements are included in the funds' Annual Report, which is available upon request.

------
31

STRATEGIC ALLOCATION: MODERATE FUND
C Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
                                            2003           2002         2001(1)
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $5.39          $5.86         $5.62
-------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------
  Net Investment Income(2)                  0.03           0.06          0.01
----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                    0.76          (0.48)         0.23
-------------------------------------------------------------------------------
  Total From Investment Operations          0.79          (0.42)         0.24
-------------------------------------------------------------------------------
Distributions
----------------------------------------
  From Net Investment Income               (0.03)         (0.05)          --
-------------------------------------------------------------------------------
Net Asset Value, End of Period              $6.15          $5.39         $5.86
===============================================================================
  TOTAL RETURN(3)                          14.78%         (7.16)%        4.27%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       2.10%          2.10%       2.10%(4)
----------------------------------------
Ratio of Net Investment
Income to Average Net Assets                0.56%          1.01%       0.72%(4)
----------------------------------------
Portfolio Turnover Rate                     174%           147%         175%(5)
----------------------------------------
Net Assets, End of Period
(in thousands)                             $2,935          $492           $3
-------------------------------------------------------------------------------

(1)  OCTOBER 2, 2001 (COMMENCEMENT OF SALE) THROUGH NOVEMBER 30, 2001.

(2)   COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF NET INVESTMENT INCOME AND CAPITAL GAINS
    DISTRIBUTIONS, IF ANY, AND DOES NOT REFLECT APPLICABLE SALES CHARGES. TOTAL
    RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN
    OF THE CLASSES MAY NOT PRECISELY REFLECT THE CLASS EXPENSE DIFFERENCES
    BECAUSE OF THE IMPACT OF CALCULATING THE NET ASSET VALUES TO TWO DECIMAL
    PLACES. IF NET ASSET VALUES WERE CALCULATED TO THREE DECIMAL PLACES, THE
    TOTAL RETURN DIFFERENCES WOULD MORE CLOSELY REFLECT THE CLASS EXPENSE
    DIFFERENCES. THE CALCULATION OF NET ASSET VALUES TO TWO DECIMAL PLACES IS
    MADE IN ACCORDANCE WITH SEC GUIDELINES AND DOES NOT RESULT IN ANY GAIN OR
    LOSS BETWEEN ONE CLASS AND ANOTHER.

(4) ANNUALIZED.

(5) PORTFOLIO TURNOVER IS CALCULATED AT THE FUND LEVEL. PERCENTAGE INDICATED WAS
    CALCULATED FOR THE YEAR ENDED NOVEMBER 30, 2001.

------
32

STRATEGIC ALLOCATION: AGGRESSIVE FUND
C Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
                                            2003           2002         2001(1)
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $5.72          $6.49         $6.51
-------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------
  Net Investment Income(2)                  0.01           0.03          --(3)
----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                    1.01          (0.70)        (0.02)
-------------------------------------------------------------------------------
  Total From Investment Operations          1.02          (0.67)        (0.02)
-------------------------------------------------------------------------------
Distributions
----------------------------------------
  From Net Investment Income               (0.02)         (0.10)          --
-------------------------------------------------------------------------------
Net Asset Value, End of Period              $6.72          $5.72         $6.49
===============================================================================
  TOTAL RETURN(4)                          17.81%        (10.54)%       (0.31)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       2.20%          2.20%       2.20%(5)
----------------------------------------
Ratio of Net Investment
Income to Average Net Assets                0.17%          0.42%       1.87%(5)
----------------------------------------
Portfolio Turnover Rate                     169%           172%         184%(6)
----------------------------------------
Net Assets, End of Period
(in thousands)                             $3,025         $1,029          $7
-------------------------------------------------------------------------------

(1) NOVEMBER 27, 2001 (COMMENCEMENT OF SALE) THROUGH NOVEMBER 30, 2001.

(2) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(3) PER-SHARE AMOUNT WAS LESS THAN $0.005.

(4) TOTAL RETURN ASSUMES REINVESTMENT OF NET INVESTMENT INCOME AND CAPITAL GAINS
    DISTRIBUTIONS, IF ANY, AND DOES NOT REFLECT APPLICABLE SALES CHARGES. TOTAL
    RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN
    OF THE CLASSES MAY NOT PRECISELY REFLECT THE CLASS EXPENSE DIFFERENCES
    BECAUSE OF THE IMPACT OF CALCULATING THE NET ASSET VALUES TO TWO DECIMAL
    PLACES. IF NET ASSET VALUES WERE CALCULATED TO THREE DECIMAL PLACES, THE
    TOTAL RETURN DIFFERENCES WOULD MORE CLOSELY REFLECT THE CLASS EXPENSE
    DIFFERENCES. THE CALCULATION OF NET ASSET VALUES TO TWO DECIMAL PLACES IS
    MADE IN ACCORDANCE WITH SEC GUIDELINES AND DOES NOT RESULT IN ANY GAIN OR
    LOSS BETWEEN ONE CLASS AND ANOTHER.

(5) ANNUALIZED.

(6) PORTFOLIO TURNOVER IS CALCULATED AT THE FUND LEVEL. PERCENTAGE INDICATED WAS
    CALCULATED FOR THE YEAR ENDED NOVEMBER 30, 2001.

------
33

STRATEGIC ALLOCATION: CONSERVATIVE FUND
Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
------------------------------------------------------------------------------------------
                                             2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $4.93     $5.26     $5.69     $5.69     $5.59
------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(1)                   0.07      0.12      0.15      0.18      0.15
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)    0.44     (0.31)     0.02      0.18      0.30
------------------------------------------------------------------------------------------
  Total From Investment Operations           0.51     (0.19)     0.17      0.36      0.45
------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                (0.08)    (0.12)    (0.14)    (0.17)    (0.16)
-------------------------------------------
  From Net Realized Gains                     --      (0.02)    (0.46)    (0.19)    (0.19)
------------------------------------------------------------------------------------------
  Total Distributions                       (0.08)    (0.14)    (0.60)    (0.36)    (0.35)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $5.36     $4.93     $5.26     $5.69     $5.69
==========================================================================================
  TOTAL RETURN(2)                           10.39%    (3.66)%    3.11%     6.49%     8.32%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.25%     1.25%     1.25%     1.25%     1.25%
-------------------------------------------
Ratio of Net Investment
Income to Average Net Assets                 1.40%     2.35%     2.81%     3.07%     2.76%
-------------------------------------------
Portfolio Turnover Rate                       200%      111%      160%      149%      105%
-------------------------------------------
Net Assets, End of Period
(in thousands)                              $78,433   $33,675   $11,702   $11,737   $8,876
------------------------------------------------------------------------------------------

(1) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF NET INVESTMENT INCOME AND CAPITAL GAINS
    DISTRIBUTIONS, IF ANY. THE TOTAL RETURN OF THE CLASSES MAY NOT PRECISELY
    REFLECT THE CLASS EXPENSE DIFFERENCES BECAUSE OF THE IMPACT OF CALCULATING
    THE NET ASSET VALUES TO TWO DECIMAL PLACES. IF NET ASSET VALUES WERE
    CALCULATED TO THREE DECIMAL PLACES, THE TOTAL RETURN DIFFERENCES WOULD MORE
    CLOSELY REFLECT THE CLASS EXPENSE DIFFERENCES. THE CALCULATION OF NET ASSET
    VALUES TO TWO DECIMAL PLACES IS MADE IN ACCORDANCE WITH SEC GUIDELINES AND
    DOES NOT RESULT IN ANY GAIN OR LOSS BETWEEN ONE CLASS AND ANOTHER.

------
34

STRATEGIC ALLOCATION: MODERATE FUND
Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
------------------------------------------------------------------------------------------
                                           2003       2002      2001      2000      1999
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $5.40      $5.87     $6.92     $6.89     $6.22
------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income(1)                 0.07       0.10      0.12      0.15      0.11
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   0.75      (0.48)    (0.27)     0.20      0.88
------------------------------------------------------------------------------------------
  Total From Investment Operations         0.82      (0.38)    (0.15)     0.35      0.99
------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income              (0.07)     (0.09)    (0.10)    (0.14)    (0.11)
---------------------------------------
  From Net Realized Gains                   --         --      (0.80)    (0.18)    (0.21)
------------------------------------------------------------------------------------------
  Total Distributions                     (0.07)     (0.09)    (0.90)    (0.32)    (0.32)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $6.15      $5.40     $5.87     $6.92     $6.89
==========================================================================================
  TOTAL RETURN(2)                         15.39%     (6.45)%   (2.59)%    4.95%    16.66%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                      1.35%      1.35%     1.35%     1.35%     1.35%
---------------------------------------
Ratio of Net Investment
Income to Average Net Assets               1.31%      1.76%     1.95%     1.99%     1.67%
---------------------------------------
Portfolio Turnover Rate                    174%       147%      175%      153%      107%
---------------------------------------
Net Assets, End of Period
(in thousands)                           $220,032   $121,210   $40,166   $21,605   $15,979
------------------------------------------------------------------------------------------

(1) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF NET INVESTMENT INCOME AND CAPITAL GAINS
    DISTRIBUTIONS, IF ANY. THE TOTAL RETURN OF THE CLASSES MAY NOT PRECISELY
    REFLECT THE CLASS EXPENSE DIFFERENCES BECAUSE OF THE IMPACT OF CALCULATING
    THE NET ASSET VALUES TO TWO DECIMAL PLACES. IF NET ASSET VALUES WERE
    CALCULATED TO THREE DECIMAL PLACES, THE TOTAL RETURN DIFFERENCES WOULD MORE
    CLOSELY REFLECT THE CLASS EXPENSE DIFFERENCES. THE CALCULATION OF NET ASSET
    VALUES TO TWO DECIMAL PLACES IS MADE IN ACCORDANCE WITH SEC GUIDELINES AND
    DOES NOT RESULT IN ANY GAIN OR LOSS BETWEEN ONE CLASS AND ANOTHER.

------
35

STRATEGIC ALLOCATION: AGGRESSIVE FUND
Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
----------------------------------------------------------------------------------------
                                          2003      2002      2001      2000      1999
----------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $5.77     $6.47     $7.86     $7.89     $6.52
----------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income(1)                0.05      0.07      0.09      0.09      0.05
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  1.00     (0.69)    (0.59)     0.29      1.55
----------------------------------------------------------------------------------------
  Total From Investment Operations        1.05     (0.62)    (0.50)     0.38      1.60
----------------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income             (0.06)    (0.08)    (0.07)    (0.06)    (0.06)
--------------------------------------
  From Net Realized Gains                  --        --      (0.82)    (0.35)    (0.17)
----------------------------------------------------------------------------------------
  Total Distributions                    (0.06)    (0.08)    (0.89)    (0.41)    (0.23)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period            $6.76     $5.77     $6.47     $7.86     $7.89
========================================================================================
  TOTAL RETURN(2)                        18.37%    (9.68)%   (7.44)%    4.78%    25.46%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     1.45%     1.45%     1.45%     1.45%     1.45%
--------------------------------------
Ratio of Net Investment
Income to Average Net Assets              0.92%     1.17%     1.28%     1.00%     0.77%
--------------------------------------
Portfolio Turnover Rate                   169%      172%      184%      149%      115%
--------------------------------------
Net Assets, End of Period
(in thousands)                          $156,275   $78,970   $40,120   $40,721   $13,417
----------------------------------------------------------------------------------------

(1) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF NET INVESTMENT INCOME AND CAPITAL GAINS
    DISTRIBUTIONS, IF ANY. THE TOTAL RETURN OF THE CLASSES MAY NOT PRECISELY
    REFLECT THE CLASS EXPENSE DIFFERENCES BECAUSE OF THE IMPACT OF CALCULATING
    THE NET ASSET VALUES TO TWO DECIMAL PLACES. IF NET ASSET VALUES WERE
    CALCULATED TO THREE DECIMAL PLACES, THE TOTAL RETURN DIFFERENCES WOULD MORE
    CLOSELY REFLECT THE CLASS EXPENSE DIFFERENCES. THE CALCULATION OF NET ASSET
    VALUES TO TWO DECIMAL PLACES IS MADE IN ACCORDANCE WITH SEC GUIDELINES AND
    DOES NOT RESULT IN ANY GAIN OR LOSS BETWEEN ONE CLASS AND ANOTHER.

------
36

STRATEGIC ALLOCATION: MODERATE FUND
R Class

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $5.85
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------------
 Net Investment Income(2)                                                0.01
-----------------------------------------------------------------------
 Net Realized and Unrealized Gain                                        0.30
--------------------------------------------------------------------------------
 Total From Investment Operations                                        0.31
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------
 From Net Investment Income                                             (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $6.15
================================================================================
 TOTAL RETURN(3)                                                         5.39%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                       1.60%(4)
-----------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    0.83%(4)
-----------------------------------------------------------------------
Portfolio Turnover Rate                                                  174%(5)
-----------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $3
--------------------------------------------------------------------------------

(1) AUGUST 29, 2003 (COMMENCEMENT OF SALE) THROUGH NOVEMBER 30, 2003.

(2) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF NET INVESTMENT INCOME AND CAPITAL GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT
    ANNUALIZED. THE TOTAL RETURN OF THE CLASSES MAY NOT PRECISELY REFLECT THE
    CLASS EXPENSE DIFFERENCES BECAUSE OF THE IMPACT OF CALCULATING THE NET ASSET
    VALUES TO TWO DECIMAL PLACES. IF NET ASSET VALUES WERE CALCULATED TO THREE
    DECIMAL PLACES, THE TOTAL RETURN DIFFERENCES WOULD MORE CLOSELY REFLECT THE
    CLASS EXPENSE DIFFERENCES. THE CALCULATION OF NET ASSET VALUES TO TWO
    DECIMAL PLACES IS MADE IN ACCORDANCE WITH SEC GUIDELINES AND DOES NOT RESULT
    IN ANY GAIN OR LOSS BETWEEN ONE CLASS AND ANOTHER.

(4) ANNUALIZED.

(5) PORTFOLIO TURNOVER IS CALCULATED AT THE FUND LEVEL. PERCENTAGE INDICATED WAS
    CALCULATED FOR THE YEAR ENDED
    NOVEMBER 30, 2003.

------
37

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person          SEC Public Reference Room, Washington, D.C.
                   Call 202-942-8090 for location and hours.

On the Internet    * EDGAR database at sec.gov
                   * By email request at publicinfo@sec.gov

By mail            SEC Public Reference Section, Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of a fund in any state, territory, or other jurisdiction where the fund's shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

FUND REFERENCE                       FUND CODE    TICKER    NEWSPAPER LISTING
-------------------------------------------------------------------------------
   Strategic Allocation: Conservative
     A Class                         114          ACEAX     StrConv
-------------------------------------------------------------------------------
     B Class                         364          ACVBX     StrConv
-------------------------------------------------------------------------------
     C Class                         444          AACCX     StrConv
-------------------------------------------------------------------------------
     Advisor Class                   744          ACCAX     StrConv
-------------------------------------------------------------------------------
Strategic Allocation: Moderate
     A Class                         115          ASMAX     StrMod
-------------------------------------------------------------------------------
     B Class                         365          ASTBX     StrMod
-------------------------------------------------------------------------------
     C Class                         445          ASTCX     StrMod
-------------------------------------------------------------------------------
     Advisor Class                   745          ACOAX     StrMod
-------------------------------------------------------------------------------
     R Class                         145          ASMRX     StrMod
-------------------------------------------------------------------------------
Strategic Allocation: Aggressive
     A Class                         116          ALLAX     StrAgg
-------------------------------------------------------------------------------
     B Class                         366          ALLBX     StrAgg
-------------------------------------------------------------------------------
     C Class                         446          ASTAX     StrAgg
-------------------------------------------------------------------------------
     Advisor Class                   746          ACVAX     StrAgg
-------------------------------------------------------------------------------

Investment Company Act File No. 811-8532

AMERICAN CENTURY INVESTMENTS
P.O. Box 419786
Kansas City, Missouri 64141-6786
   1-800-378-9878

0409
SH-PRS-39325

American Century Investments
statement of
additional information

SEPTEMBER 30, 2004

American Century
Strategic Asset Allocations, Inc.

Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund
Newton(reg. sm) Fund

THIS STATEMENT OF ADDITIONAL INFORMATION ADDS TO THE DISCUSSION IN THE FUNDS'
PROSPECTUSES DATED APRIL 1, 2004, AND SEPTEMBER 30, 2004, BUT IS NOT A
PROSPECTUS. THE STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN
CONJUNCTION WITH THE FUNDS' CURRENT PROSPECTUSES. IF YOU WOULD LIKE A COPY OF A
PROSPECTUS, PLEASE CONTACT US AT ONE OF THE ADDRESSES OR TELEPHONE NUMBERS
LISTED ON THE BACK COVER OR VISIT AMERICAN CENTURY'S WEB SITE AT
AMERICANCENTURY.COM.

THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE CERTAIN
INFORMATION THAT APPEARS IN THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS, WHICH ARE
DELIVERED TO ALL INVESTORS. YOU MAY OBTAIN A FREE COPY OF THE FUNDS' ANNUAL OR
SEMIANNUAL REPORTS BY CALLING 1-800-345-2021.

American Century
Investment Services, Inc.

[american century investments and text logo)

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Services Corporation.

-----

THE FUNDS' HISTORY

American Century Strategic Asset Allocations, Inc. is a registered open-end management investment company that was organized as a Maryland corporation on
April 4, 1994. Prior to January 1, 1997, it was known as Twentieth Century
Strategic Asset Allocations, Inc. Throughout this Statement of Additional
Information, we refer to American Century Strategic Asset Allocations, Inc. as
the corporation.

Each fund described in this Statement of Additional Information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

FUND CLASS                              TICKER SYMBOL        INCEPTION DATE
--------------------------------------------------------------------------------
Strategic Allocation: Conservative
   Investor Class                       TWSCX                02/15/1996
--------------------------------------------------------------------------------
   Institutional Class                  ACCIX                08/01/2000
--------------------------------------------------------------------------------
   A Class                              ACEAX                09/30/2004
--------------------------------------------------------------------------------
   B Class                              ACVBX                09/30/2004
--------------------------------------------------------------------------------
   C Class                              AACCX                09/30/2004
--------------------------------------------------------------------------------
   Advisor Class                        ACCAX                10/02/1996
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
   Investor Class                       TWSMX                02/15/1996
--------------------------------------------------------------------------------
   Institutional Class                  ASAMX                08/01/2000
--------------------------------------------------------------------------------
   A Class                              ASMAX                09/30/2004
--------------------------------------------------------------------------------
   B Class                              ASTBX                09/30/2004
--------------------------------------------------------------------------------
   C Class                              ASTCX                10/02/2001
--------------------------------------------------------------------------------
   Advisor Class                        ACOAX                10/02/1996
--------------------------------------------------------------------------------
   R Class                              ASMRX                08/29/2003
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
--------------------------------------------------------------------------------
   Investor Class                       TWSAX                02/15/1996
--------------------------------------------------------------------------------
   Institutional Class                  AAAIX                08/01/2000
--------------------------------------------------------------------------------
   A Class                              ALLAX                09/30/2004
--------------------------------------------------------------------------------
   B Class                              ALLBX                09/30/2004
--------------------------------------------------------------------------------
   C Class                              ASTAX                11/27/2001
--------------------------------------------------------------------------------
   Advisor Class                        ACVAX                10/02/1996
--------------------------------------------------------------------------------
Newton
   Investor Class                       AEVIX                08/29/2003
--------------------------------------------------------------------------------

FUND INVESTMENT GUIDELINES

This section explains the extent to which the funds' advisor, American Century
Investment Management, Inc., can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, INVESTMENT STRATEGIES AND RISKS, which begins on page 6. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussions contained in the prospectus.

Each fund, other than Newton, is diversified as defined in the Investment
Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer.

------

Newton is nondiversified. Although Newton's managers expect that it will ordinarily satisfy the requirements of a diversified fund, its nondiversified status gives it more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and

(2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Newton

The fund intends to be fully invested in common stocks under normal market conditions.

Strategic Allocation: Conservative
Strategic Allocation: Moderate
Strategic Allocation: Aggressive

In general, within the restrictions outlined here and in the funds' prospectus, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described in the funds' prospectus and below.

As described in the funds' prospectus, each fund's assets are allocated among major asset classes, including equity securities, bonds and cash-equivalent instruments, based on the fund's target allocation and subject to the applicable operating ranges. Each fund's assets are further diversified among various investment categories and disciplines within the major asset classes.

The equity portion of a fund's portfolio may be invested in any type of domestic or foreign equity or equity-equivalent security, primarily common stocks, that meets certain fundamental and technical standards of selection. Equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer.
Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described on page
6 under the heading FOREIGN SECURITIES, are an example of the type of derivative security in which the funds might invest. Derivative securities are discussed in greater detail on page 11 under the heading DERIVATIVE SECURITIES.

The funds' managers use several investment disciplines in managing the equity portion of each fund's portfolio, including growth, value and quantitative management disciplines. The growth discipline seeks long-term capital appreciation by investing in companies whose earnings and revenue trends meet the advisor's standards of selection, which generally means that the companies have demonstrated or, in the managers' opinion, have the prospects for demonstrating, accelerating earnings and revenues as compared to prior periods and/or industry competitors. The value investment discipline seeks capital growth by investing in equity securities of well-established companies that the managers believe to be temporarily undervalued.

------

The advisor believes both value investing and growth investing provide the potential for appreciation over time. Value investing tends to provide less volatile results. This lower volatility means that the price of value stocks tends not to fall as significantly as the price of growth stocks in down markets. However, value stocks do not usually appreciate as significantly as growth stocks do in up markets. In keeping with the diversification theme of these funds, and as a result of management's belief that these styles are complementary, both disciplines will be represented to some degree in each portfolio at all times.

As noted, the value investment discipline tends to be less volatile than the growth investment discipline. As a result, Strategic Allocation: Conservative will generally have a higher proportion of its equity investments in value stocks than the other two funds. Likewise, Strategic Allocation: Aggressive will generally have a greater proportion of growth stocks than either Strategic
Allocation: Moderate or Strategic Allocation: Conservative.

In addition, the equity portion of each fund's portfolio will be further diversified among small, medium and large companies. This approach provides investors with an additional level of diversification and enables investors to achieve a broader exposure to the various capitalization ranges without having to invest in multiple funds.

The funds' managers also may apply quantitative management disciplines to a portion of each fund's portfolio. These disciplines combine elements of both growth and value investing and are intended to reduce overall volatility relative to the market. Quantitative management disciplines combine two investment management approaches. The first is active management, which allows the managers to select investments for a fund without reference to an index or investment model. The second is indexing, in which the managers try to match a portion of a fund's portfolio composition to that of a particular index.

The primary quantitative management approach the managers use is portfolio optimization. The managers construct a portion of the funds' portfolios to match the risk characteristics of the S&P 500 and then optimize each portfolio to achieve the desired balance of risk and return potential.

Although the funds will remain exposed to each of the investment disciplines and categories described above, a particular investment discipline or investment category may be emphasized when, in the managers' opinion, such investment discipline or category is undervalued relative to the other disciplines or categories.

The fixed-income portion of a fund's portfolio may include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and nonconvertible debt obligations issued by U.S. or foreign corporations. The funds also may invest in mortgage-related and other asset-backed securities, which are described in greater detail on page 12 under the heading
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. As with the equity portion of a fund's portfolio, the fixed-income portion of a fund's portfolio will be diversified among the various fixed-income investment categories described above. The managers' strategy is to actively manage the portfolio by investing the funds' assets in sectors they believe are undervalued (relative to the other sectors) and that represent better relative long-term investment opportunities.

The value of fixed-income securities fluctuates based on changes in interest rates and in the credit quality of the issuers. Debt securities that comprise part of a fund's fixed-income portfolio will be limited primarily to investment-grade obligations. However, Strategic Allocation: Moderate may invest up to 5% of its assets, and Strategic Allocation: Aggressive may invest up to
10% of its assets in below investment-grade (high yield) securities.
Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization [for example, at least Baa by Moody's Investors Service, Inc.
(Moody's) or BBB by Standard &

------

Poor's Corporation (S&P)], or, if not rated, are of equivalent investment quality as determined by the managers. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances.

High-yield securities, sometimes referred to as junk bonds, are higher risk, nonconvertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of a fund's portfolio may be invested. Debt securities rated below investment grade are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher-quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the managers to determine, to the extent reasonably possible, that the planned investment is consistent with the investment objective of the fund.

Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be in the three- to 10-year range.

The cash-equivalent portion of a fund's portfolio may be invested in high-quality money market instruments (denominated in U.S. dollars or foreign currencies), including U.S. government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

Within each asset class, equity securities, bonds and cash-equivalent instruments, each fund's holdings will be invested across industry groups and issuers that meet its investment criteria. This diversity of investment is intended to help reduce the risk created by overconcentration in a particular industry or issuer.

The funds are "strategic" rather than "tactical" allocation funds, which means the managers do not try to time the market to identify when a major reallocation should be made. Instead, the managers use a longer-term approach in pursuing the funds' investment objectives and thus select a blend of investments in the various asset classes.

The managers regularly review each fund's investments and allocations and may make changes in the securities holdings within each asset class or to a fund's asset mix (within the defined operating ranges) to emphasize investments that they believe will provide the most favorable outlook for achieving a fund's objective. Recommended reallocations may be implemented promptly or may be implemented gradually. In order to minimize the impact of reallocations on a fund's performance, the managers will generally attempt to reallocate assets gradually.

In determining the allocation of assets among U.S. and foreign capital markets, the managers consider the condition and growth potential of the various economies; the relative valuations of the markets; and social, political and economic factors that may affect the markets.

In selecting securities in foreign currencies, the managers consider, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The managers may seek to hedge all or a part of a fund's foreign currency exposure through the use of forward foreign currency contracts or options thereon.

The funds attempt to diversify across asset classes and investment categories to a greater extent than funds that invest primarily in equity securities or primarily in fixed-income securities. However, the funds are designed to fit three general risk profiles and may not provide an appropriately balanced investment plan for all investors.

------

FUND INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The funds' managers also may use the various investment vehicles and techniques described in this section in managing the funds' assets. This section also details the risks associated with each, because each investment vehicle and technique contributes to a fund's overall risk profile.

Foreign Securities

Each fund may invest in the securities (including debt securities) of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

The following table shows the operating ranges within which each asset allocation fund's assets invested in securities of foreign issuers generally will vary.

FUND                                        FOREIGN SECURITIES
--------------------------------------------------------------------------------
Strategic Allocation: Conservative          3-15%
--------------------------------------------------------------------------------
Strategic Allocation: Moderate              5-25%
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive            10-30%
--------------------------------------------------------------------------------
Newton                                      No restriction
--------------------------------------------------------------------------------

The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

Subject to its investment objective and policies, each fund may invest in common stocks, convertible debt securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic debt securities purchased by each fund are also applicable to its foreign securities investments.

Investments in foreign securities may present certain risks, including:

CURRENCY RISK - The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

POLITICAL AND ECONOMIC RISK - The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

------

REGULATORY RISK - Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

MARKET AND TRADING RISK - Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds may invest have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities.
Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

CLEARANCE AND SETTLEMENT RISK - Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

OWNERSHIP RISK - Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the
Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that a fund's ownership position could thereafter be altered or deleted entirely, resulting in a loss to the fund. While the funds intend to invest directly in Russian companies that utilize an independent registrar, there can be no assurance that such investments will not result in a loss to the funds.

Investing in Emerging Market Countries

Strategic Allocation: Moderate, Strategic Allocation: Aggressive and Newton may
invest a minority portion of their international holdings in securities of issuers in emerging market (developing) countries. The funds consider "emerging market countries" to include all countries that are considered by the advisor to be developing or emerging countries. Currently, the countries not included in this category for the funds are Australia, Austria, Belgium, Bermuda, Canada,
Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan,
Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain,
Sweden, Switzerland, the United Kingdom and the United States. In addition, as used in this Statement of Additional Information, "securities of issuers in emerging market countries" means (i) securities of issuers for which the principal securities trading market is an emerging market country or (ii)
securities of issuers having their principal place of business or principal office in an emerging market country.

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Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that generally are less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.

The economies of emerging market countries may be based predominantly on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

Foreign Currency Transactions and Forward Exchange Contracts

A fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

(1) SETTLEMENT HEDGES OR TRANSACTION HEDGES - When the fund managers wish to lock in the U.S. dollar price of a foreign currency denominated security when a fund is purchasing or selling the security, the fund may enter into a forward contract to do so. This type of currency transaction, often called a
    "settlement hedge" or "transaction hedge," protects the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the fund managers. This strategy is often referred to as "anticipatory hedging."

(2) POSITION HEDGES - When the fund managers believe that the currency of a particular foreign country may suffer substantial decline against the U.S.
    dollar, a fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a fund owned securities

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    denominated in Euro, it could enter into a forward contract to sell Euro in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

    A fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the managers believe that it is important to have flexibility to enter into such forward contracts when they determine that a fund's best interests may be served.

    At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

(3) SHIFTING CURRENCY EXPOSURE - A fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the fund managers believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the fund management team's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency rates and could result in losses to a fund if currencies do not perform as the fund managers anticipate. For example, if a currency's value rose at a time when the fund manager hedged a fund by selling the currency in exchange for
U.S. dollars, a fund would not participate in the currency's appreciation.
Similarly, if the fund managers increase a fund's exposure to a currency and that currency's value declines, a fund will sustain a loss. There is no assurance that the fund managers' use of foreign currency management strategies will be advantageous to a fund or that they will hedge at appropriate times.

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The fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the fund is not able to cover its forward currency positions with underlying portfolio securities, the fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Convertible Debt Securities

A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock; however, they generally offer lower yields than nonconvertible securities of similar quality. Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar nonconvertible securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining nonconvertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Each fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the funds' managers. A fund's investments in both convertible and non-convertible debt rated below investment grade will comprise less than 35% of the fund's net assets.

Short Sales

A fund may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to

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deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of
Governors of the Federal Reserve. If a fund engages in a short sale, the fund's custodian will maintain a collateral account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Portfolio Lending

In order to realize additional income, a fund may lend its portfolio securities.
Such loans may not exceed one-third of the fund's total assets valued at market except

*  through the purchase of debt securities in accordance with its investment objective, policies and limitations, or

*  by engaging in repurchase agreements with respect to portfolio securities.

Derivative Securities

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates. They also are used for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

*  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;

*  the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

*  the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

*  the risk that the counterparty will fail to perform its obligations.

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The Board of Directors has approved the advisor's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Directors as necessary.

Mortgage-Related and Other Asset-Backed Securities

The funds may purchase mortgage-related and other asset-backed securities.
Mortgage pass-through securities are securities representing interests in
"pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing or foreclosure, net of fees and costs that may be incurred) may expose the funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment were purchased at a premium, in the event of prepayment, the value of the premium would be lost. As with other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the
Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The funds also may invest in collateralized mortgage obligations (CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The funds may buy CMOs that:

*  are collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government;

*  are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by
   U.S. government securities; and

*  are securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

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Swap Agreements

Each fund may invest in swap agreements, consistent with its investment objective and strategies. A fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index, stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cash flows based on LIBOR. The funds may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether a fund's use of swap agreements will be successful depends on the advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.
Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price.
Generally, futures transactions will be used to

*  protect against a decline in market value of the funds' securities (taking a short futures position),

*  protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or

*  provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The fund managers may engage in futures and options transactions, consistent with the funds' investment objectives, that are based on securities indices. Examples of indices that may be used include the Bond
Buyer Index of Municipal Bonds for the fixed-income portion of the funds or the
S&P 500 Index for the equity portion of the funds. The managers also may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures
Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the funds' investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying

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securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made;
additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund's return.

A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option.
If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell)
call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the

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underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Each fund may enter into futures contracts, options or options on futures contracts.

Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Investment In Issuers with Limited Operating Histories

The funds may invest a portion of their assets in the securities of issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, "issuers" refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund's investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund. A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the
Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds' advisor.

Repurchase agreements maturing in more than seven days would count toward a fund's 15% limit on illiquid securities.

------

Variable- and Floating-Rate Obligations

Variable- and floating-rate demand obligations (VRDOs and FRDOs) carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the
VRDO or FRDO that approximates par value.

Obligations with Term Puts Attached

The funds may invest in fixed-rate bonds subject to third-party puts and participation interests in such bonds that are held by a bank in trust or otherwise, which have tender options or demand features attached. These tender options or demand features permit the funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.
The managers expect the funds will pay more for securities with puts attached than for securities without these liquidity features.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. When a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of an obligation with a put attached will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the fund managers under the direction of the Board of Directors.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

------

In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Inverse Floaters

An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch
Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market (1) by a broker-dealer who purchases fixed-rate bonds and places them in a trust; or (2) by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i) Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii) Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid.
     The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch
Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than the market value of fixed-rate bonds.

------

Other Investment Companies

Each of the funds may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the fund's investment policies and restrictions. These investments may include investments in money market funds managed by the advisor. Under the Investment
Company Act, each fund's investment in such securities, subject to certain exceptions, currently is limited to

(a) 3% of the total voting stock of any one investment company,

(b) 5% of the fund's total assets with respect to any one investment company;
    and

(c) 10% of the fund's total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers'
commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule
144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the
Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by
Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.

------

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, these funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

*  Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

*  Commercial Paper

*  Certificates of Deposit and Euro Dollar Certificates of Deposit

*  Bankers' Acceptances

*  Short-term notes, bonds, debentures or other debt instruments

*  Repurchase agreements

*  Money market funds

Under the Investment Company Act, a fund's investment in other investment companies (including money market funds) currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the fund's total assets with respect to any one investment company; and (c) 10% of a fund's total assets in the aggregate. These investments may include investments in money market funds managed by the advisor. Any investment in money market funds must be consistent with the investment policies and restrictions of the fund making the investment.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

Zero-coupon, step-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the funds are required to make distributions of income accrued for each year.
Accordingly, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Loan Interests

Loan interests are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the funds may have a maturity of any number of days or years, and may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any nationally recognized securities rating organization and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

------

U.S. Government Securities

U.S. Treasury bills, notes, zero-coupon bonds and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Treasury bills have initial maturities of one year or less, Treasury notes from two to 10 years, and Treasury bonds more than 10 years. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and instrumentalities issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks, the
Student Loan Marketing Association and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit pledge of the
U.S. government, and some are guaranteed only by the issuing agency. Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities. However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment
(fixed-rate agency securities) or tied to prevailing interest rates
(floating-rate agency securities). Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised. The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates. Fixed- and floating-rate agency securities may be issued with a call date
(which permits redemption before the maturity date). The exercise of a call may reduce an obligation's yield to maturity.

Interest Rate Resets on Floating-Rate U.S. Government Agency Securities

Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices:
those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index. Commonly used indices include the three-month, six-month and one-year Treasury bill rates; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index
(EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the
prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

INVESTMENT POLICIES

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment policies.

Fundamental Investment Policies

The funds' fundamental investment policies are set forth below. These investment policies and the funds' investment objectives set forth in their prospectuses may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company
Act.

------

SUBJECT         POLICY
--------------------------------------------------------------------------------
Senior          A fund may not issue senior securities, except as permitted
Securities      under the Investment Company Act.
--------------------------------------------------------------------------------
Borrowing       A fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the fund's total assets.
--------------------------------------------------------------------------------
Lending         A fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.
--------------------------------------------------------------------------------
Real Estate     A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of
                companies that deal in real estate or are engaged in the real estate business.
--------------------------------------------------------------------------------
Concentration   A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
--------------------------------------------------------------------------------
Underwriting    A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
--------------------------------------------------------------------------------
Commodities     A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other
                instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures
                contracts or from investing in securities or other instruments backed by physical commodities.
--------------------------------------------------------------------------------
Control         A fund may not invest for purposes of exercising control over management.
--------------------------------------------------------------------------------

For purposes of the investment restrictions relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other ACIM-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the cost of short-term bank loans. Interfund loans and borrowing normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available for other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing charges.

For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United
    States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,

(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and

(d) personal credit and business credit businesses will be considered separate industries.

------

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

SUBJECT           POLICY
--------------------------------------------------------------------------------
Leveraging        A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
--------------------------------------------------------------------------------
Liquidity         A fund may not purchase any security or enter into a
                  repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid
                  securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or
                  contractual restrictions on resale or the absence of a readily available market.
--------------------------------------------------------------------------------
Short Sales       A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
--------------------------------------------------------------------------------
Margin            A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
--------------------------------------------------------------------------------
Futures &     A fund may enter into futures contracts, and write and buy put
Options           and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it
                  invested.
--------------------------------------------------------------------------------
Issuers with      A fund may invest up to 5% of its assets in the securities
Limited           of issuers with limited operating histories. An issuer is
Operating         considered to have a limited operating history if that issuer
Histories         has a record of less than three years of continuous operation.
                  Periods of capital formation, incubation, consolidations, and
                  Research and development may be considered in determining
                  whether a particular issuer has a record of three years of continuous operation.
--------------------------------------------------------------------------------

The Investment Company Act imposes certain additional restrictions upon the funds' ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other federal or state government participates in or supervises the management of the funds or their investment practices or policies.

PORTFOLIO TURNOVER

The portfolio turnover rates of each fund are listed in the Financial Highlights tables in the prospectus.

With respect to each fund, the managers will sell securities without regard to the length of time the security has been held. Accordingly, each fund's portfolio turnover rate may be substantial.

The fund managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund's investment objective, the fund managers may sell a given security regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose, because, among other things, it did not live up to the managers'
expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

------

When a general decline in security prices is anticipated, an asset allocation fund may decrease its position in such category and increase its position in one or both of the other asset categories, and when a general rise in price levels is anticipated, a fund may increase its position in such category and decrease its position in the other categories. However, the asset allocation funds will, under most circumstances, be essentially fully invested within the operating ranges set forth in the prospectus.

Because investment decisions are based on a particular security's anticipated contribution to a fund's investment objective, the managers believe the rate of portfolio turnover is irrelevant when they determine that a change is required to achieve the fund's investment objective. As a result, a fund's annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

For Strategic Allocation: Conservative, the higher portfolio turnover rate for
2003 can be attributed to the use of dollar-roll transactions to manage the fund's exposure to increased mortgage financing activity.

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment adviser, American
Century Investment Management, Inc. (ACIM or the advisor) ; the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

The other directors, (more than three-fourths of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS and ACSC.  The directors serve in this capacity for five registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 13 investment companies advised by ACIM, except as noted.  Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND
                          POSITION(S)   LENGTH                                  COMPLEX     OTHER
                          HELD          OF TIME                                 OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS             WITH          SERVED    PRINCIPAL OCCUPATION(S)       BY          HELD BY
(YEAR OF BIRTH)           FUND          (YEARS)   DURING PAST 5 YEARS           DIRECTOR    DIRECTOR
---------------------------------------------------------------------------------------------------------
Interested Directors
---------------------------------------------------------------------------------------------------------
James E. Stowers, Jr.(1)  Director,     45        Chairman, Director and        51          None
4500 Main Street          Chairman                controlling shareholder, ACC
Kansas City, MO 64111     of the                  Chairman, ACSC and
(1924)                    Board                   other ACC subsidiaries
                                                  Director, ACIM, ACSC and
                                                  other ACC subsidiaries
---------------------------------------------------------------------------------------------------------
James E. Stowers III(1)   Director,     13        Co-Chairman, ACC              51          None
4500 Main Street          Chairman                (September 2000 to present)
Kansas City, MO 64111     of the                  Chief Executive Officer, ACC
(1959)                    Board                   (June 1996 to September 2000)
                                                  Director, ACC, ACIM, ACSC
                                                  and other ACC subsidiaries
---------------------------------------------------------------------------------------------------------

(1)  JAMES E. STOWERS, JR. IS THE FATHER OF JAMES E. STOWERS III.

------

                                                                                 NUMBER OF
                                                                                 PORTFOLIOS
                                                                                 IN FUND
                         POSITION(S)  LENGTH                                     COMPLEX    OTHER
                         HELD         OF TIME                                    OVERSEEN   DIRECTORSHIPS
NAME, ADDRESS            WITH         SERVED    PRINCIPAL OCCUPATION(S)          BY         HELD BY
(YEAR OF BIRTH)          FUND         (YEARS)   DURING PAST 5 YEARS              DIRECTOR   DIRECTOR
-----------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------
Thomas A. Brown          Director     23        Strategic Account                51         None
4500 Main Street                                Implementation Manager,
Kansas City, MO 64111                           APPLIED INDUSTRIAL
(1940)                                          TECHNOLOGIES, INC.,
                                                a corporation engaged in
                                                the sale of bearings and
                                                power transmission products
-----------------------------------------------------------------------------------------------------------
Robert W. Doering, M.D.  Director     2         Retired, formerly a              51         None
4500 Main Street         Emeritus(2)            general surgeon
Kansas City, MO 64111
(1932)
-----------------------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D.    Director     6         Senior Vice President,           51         Director,
4500 Main Street                                MIDWEST RESEARCH INSTITUTE                  MIDWEST
Kansas City, MO 64111                                                                       RESEARCH
(1945)                                                                                      INSTITUTE
-----------------------------------------------------------------------------------------------------------
D.D. (Del) Hock          Director     7         Retired, formerly Chairman,      51         Director,
4500 Main Street                                PUBLIC SERVICE COMPANY                      ALLIED
Kansas City, MO 64111                           OF COLORADO                                 MOTION
(1935)                                                                                      TECHNOLOGIES,
                                                                                            INC. AND J.D.
                                                                                            EDWARDS
                                                                                            & COMPANY
-----------------------------------------------------------------------------------------------------------
Donald H. Pratt          Director,    8         Chairman,                        51         Director,
4500 Main Street         Vice                   Western Investments, Inc.                   ATLAS-AMERICA
Kansas City, MO 64111    Chairman               Retired Chairman of the Board,              INC., COPCO,
(1937)                   of the                 BUTLER MANUFACTURING COMPANY                NORTH
                         Board                                                              AMERICA INC.
-----------------------------------------------------------------------------------------------------------
Gale E. Sayers           Director     3         President, Chief Executive       51         Director, TRIAD
4500 Main Street                                Officer and Founder,                        HOSPITALS, INC.
Kansas City, MO 64111                           SAYERS COMPUTER SOURCE
(1943)
-----------------------------------------------------------------------------------------------------------
M. Jeannine Strandjord   Director     9         Senior Vice President,           51         Director, DST
4500 Main Street                                Chief Integration Officer,                  SYSTEMS, INC.
Kansas City, MO 64111                           SPRINT CORPORATION                          Director,
(1945)                                          (September 2003 to present)                 EURONET
                                                Senior Vice President-                      WORLDWIDE
                                                Financial Services
                                                SPRINT CORPORATION
                                                (January 2003 to September 2003)
                                                Senior Vice President-Finance
                                                Global Markets Group
                                                SPRINT CORPORATION
                                                (November 1998 to January 2003)
-----------------------------------------------------------------------------------------------------------

(2) DR. ROBERT DOERING RESIGNED AS A FULL-TIME DIRECTOR, EFFECTIVE
    NOVEMBER 5, 2001, AFTER SERVING IN SUCH CAPACITY FOR 33 YEARS. DR. DOERING
    CONTINUES TO SERVE THE BOARD IN AN ADVISORY CAPACITY. HIS POSITION AS
    DIRECTOR EMERITUS IS AN ADVISORY POSITION AND INVOLVES ATTENDANCE AT ONE
    BOARD MEETING PER YEAR TO REVIEW PRIOR YEAR-END RESULTS FOR THE FUNDS. HE
    RECEIVES ALL REGULAR BOARD COMMUNICATIONS, INCLUDING MONTHLY MAILINGS,
    INDUSTRY NEWSLETTERS, EMAIL COMMUNICATIONS, AND COMPANY INFORMATION, BUT NOT
    QUARTERLY BOARD AND COMMITTEE MATERIALS RELATING TO MEETINGS THAT HE DOES
    NOT ATTEND. DR. DOERING IS NOT A DIRECTOR OR A MEMBER OF THE BOARD, AND HAS
    NO VOTING POWER RELATING TO FUND OPERATIONS. HE IS NOT AN INTERESTED PERSON
    OF THE FUNDS OR ACIM. HE RECEIVES AN ANNUAL STIPEND OF $2,500 FOR HIS
    SERVICES.

------

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                                                  IN FUND
                        POSITION(S)   LENGTH                                      COMPLEX      OTHER
                        HELD          OF TIME                                     OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS           WITH          SERVED     PRINCIPAL OCCUPATION(S)          BY           HELD BY
(YEAR OF BIRTH)         FUND          (YEARS)    DURING PAST 5 YEARS              DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------
Timothy S. Webster      Director      2          President and Chief              51           None
4500 Main Street                                 Executive Officer,
Kansas City, MO 64111                            AMERICAN ITALIAN PASTA
(1961)                                           COMPANY
-------------------------------------------------------------------------------------------------------------
Officers
-------------------------------------------------------------------------------------------------------------
William M. Lyons        President     3          Chief Executive Officer, ACC     Not          Not
4500 Main St.                                    and other ACC subsidiaries       applicable   applicable
Kansas City, MO 64111                            (September 2000 to present)
(1955)                                           President, ACIS
                                                 (July 2003 to present)
                                                 President, ACC
                                                 (June 1997 to present)
                                                 President, ACIM
                                                 (September 2002 to present)
                                                 Chief Operating Officer, ACC
                                                 (June 1996 to September 2000)
                                                 Also serves as: Executive Vice
                                                 President, ACSC and other
                                                 ACC subsidiaries
-------------------------------------------------------------------------------------------------------------
Robert T. Jackson       Executive     8          Chief Administrative Officer,    Not          Not
4500 Main St.           Vice                     ACC (August 1997 to present)     applicable   applicable
Kansas City, MO 64111   President                Chief Financial Officer, ACC
(1946)                                           (May 1995 to October 2002)
                                                 President, ACSC
                                                 (January 1999 to present)
                                                 Executive Vice President,
                                                 ACC (May 1995 to present)
                                                 Also serves as: Executive
                                                 Vice President and Chief
                                                 Financial Officer, ACIM, ACIS
                                                 and other ACC subsidiaries,
                                                 and Treasurer, ACIM
-------------------------------------------------------------------------------------------------------------
Maryanne Roepke         Senior        3          Senior Vice President            Not          Not
4500 Main St.           Vice                     (April 1998 to present)          applicable   applicable
Kansas City, MO 64111   President,               and Assistant Treasurer
(1956)                  Treasurer                (September 1985 to present),
                        and Chief                ACSC
                        Accounting
                        Officer
-------------------------------------------------------------------------------------------------------------

------

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND
                         POSITION(S)  LENGTH                                    COMPLEX     OTHER
                         HELD         OF TIME                                   OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS            WITH         SERVED    PRINCIPAL OCCUPATION(S)         BY          HELD BY
(YEAR OF BIRTH)          FUND         (YEARS)   DURING PAST 5 YEARS             DIRECTOR    DIRECTOR
---------------------------------------------------------------------------------------------------------
David C. Tucker          Senior       3         Senior Vice President           Not         Not
4500 Main St.            Vice                   and General Counsel,            applicable  applicable
Kansas City, MO 64111    President              ACIM, ACIS, ACSC and
(1958)                   and                    other ACC  subsidiaries
                         General                (June 1998 to present)
                         Counsel                Vice President and
                                                General Counsel, ACC
                                                (June 1998 to present)
---------------------------------------------------------------------------------------------------------
Robert Leach             Controller   6         Vice President, ACSC            Not         Not
4500 Main St.                                   (February 2000 to present)      applicable  applicable
Kansas City, MO 64111                           Controller-Fund
(1966)                                          Accounting, ACSC
                                                (June 1997 to present)
---------------------------------------------------------------------------------------------------------
Jon Zindel               Tax Officer  6         Vice President, Corporate Tax,  Not         Not
4500 Main St.                                   ACSC (April 1998 to present)    applicable  applicable
Kansas City, MO 64111                           Vice President, ACIM, ACIS
(1967)                                          and other ACC subsidiaries
                                                (April 1999 to present)
                                                President, AMERICAN CENTURY
                                                EMPLOYEE BENEFIT SERVICES, INC.
                                                (January 2000 to December 2000)
                                                Treasurer, AMERICAN CENTURY
                                                EMPLOYEE BENEFIT SERVICES, INC.
                                                (December 2000 to present)
                                                Treasurer, AMERICAN
                                                CENTURY VENTURES, INC.
                                                (December 1999 to present)
---------------------------------------------------------------------------------------------------------

On December 23, 1999, American Century Services Corporation (ACSC) entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software for transfer agency services provided by ACSC (the Agreement).
For its software, ACSC pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. Through
December 31, 2003, DST received $23,732,445 in fees from ACSC. DST's revenue for the calendar year ended December 31, 2003 was approximately $2.42 billion.

Ms. Strandjord is a director of DST and a holder of 28,031 shares and possesses options to acquire an additional 55, 890 shares of DST common stock, the sum of which is less than one percent (1%) of the shares outstanding. Because of her official duties as a director of DST, she may be deemed to have an "indirect interest" in the Agreement. However, the Board of Directors of the funds was not required to nor did it approve or disapprove the Agreement, since the provision of the services covered by the Agreement is within the discretion of ACSC.  DST was chosen by ACSC for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACSC. DST is the largest mutual fund transfer agent, servicing more than 75 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord's role as a director of DST was not considered by ACSC; she was not involved in any way with the negotiations between ACSC and DST; and her status as a director of either
DST or the funds was not a factor in the negotiations. The Board of Directors of the funds and Bryan Cave LLP, counsel to the independent directors of the funds, have concluded that the existence of this Agreement does not impair Ms.
Strandjord's ability to serve as an independent director under the Investment
Company Act.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. The board has the authority to manage the business of the funds on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the directors may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds' investors. They may fill vacancies in or reduce the number of board members, and may elect and remove

------

such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more directors who may exercise the powers and authority of the board to the extent that the directors determine.
They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any committee of the board and to any agent or employee of the funds or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interests of the funds made by the directors in good faith shall be conclusive.

Although the Board of Directors does not manage the funds, it has hired the advisor to do so. The directors, in carrying out their fiduciary duty under the
Investment Company Act of 1940, are responsible for approving new and existing management contracts with the funds' advisor.

Board Review of Investment Management Contracts

The Board of Directors oversees each fund's management and performance on a continuous basis, and the board determines annually whether to approve and renew the fund's investment management agreement. ACIM provides the board with monthly, quarterly, and annual analyses of ACIM's performance in the following areas:

*  Investment performance of the funds (short-, medium- and long-term);

*  Management of brokerage commission and trading costs;

*  Shareholder services provided;

*  Compliance with investment restrictions; and

*  Fund accounting services provided (including the valuation of portfolio securities);

Leaders of each fund's portfolio management team meet with the board periodically to discuss the management and performance of the fund.

When considering whether to renew an investment advisory contract, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include:
the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the fund's assets managed by the adviser and the fair market value of the services provided. To assess these factors, the board reviews both ACIM's performance and that of its peers, as reported by independent gathering services such as Lipper Analytical
Services (for fund performance and expenses) and National Quality Review (for shareholder services).

Additional information is provided to the board detailing other sources of revenue to ACIM or its affiliates from its relationship with the fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant, and the adviser's control of the investment expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The board also reviews the investment performance of each fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of the total expense ratios of, and advisory fees paid by, similar funds.

The board considered the level of ACIM's profits in respect to the management of the American Century family of funds, including the profitability of managing each fund. The board conducted an extensive review of ACIM's methodology in allocating costs to the management of each fund. The board concluded that the cost allocation methodology employed by ACIM has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by ACIM in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. The board also considered ACIM's profit margins in comparison with available industry data, both accounting for and excluding marketing expenses.

------

Based on their evaluation of all material factors assisted by the advice of independent legal counsel, the board, including the independent directors, concluded that the existing management fee structures are fair and reasonable and that the existing investment management contracts should be continued.

Committees

The board has five standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The director first named serves as chairman of the committee.

                                                                                              NUMBER OF
                                                                                              MEETINGS HELD
                                                                                              DURING LAST
COMMITTEE        MEMBERS                  FUNCTION                                            FISCAL YEAR
-----------------------------------------------------------------------------------------------------------
Executive        James E. Stowers, Jr.    The Executive Committee performs the functions         0
                 James E. Stowers III     of the Board of Directors between board meetings,
                 Donald H. Pratt          subject to the limitations on its power set out in
                                          the Maryland General Corporation Law, and except
                                          for matters required by the Investment Company
                                          Act to be acted upon by the whole board.
-----------------------------------------------------------------------------------------------------------
Compliance       Andrea C. Hall, PhD      The Compliance and Shareholder Communications          5
and Shareholder  Thomas A. Brown          Committee reviews the results of the funds'
Communications   Gale E. Sayers           compliance testing program, reviews quarterly
                                          reports from the Communications advisor
                                          to the board regarding various compliance matters
                                          and monitors the implementation of the funds'
                                          Code of Ethics, including any violations.
-----------------------------------------------------------------------------------------------------------
Audit            D.D. (Del) Hock          The Audit Committee approves the engagement            4
                 Donald H. Pratt          of the funds' independent registered public
                 Jeannine Strandjord      accounting firm, recommends approval of such
                 Timothy S. Webster       engagement to the independent directors and
                                          oversees the activities of the funds' independent
                                          registered public accounting firm. The Committee
                                          receives reports from the advisor's Internal
                                          Audit Department, which is accountable to
                                          the Committee. The Committee also receives
                                          reporting about compliance matters affecting
                                          the funds.
-----------------------------------------------------------------------------------------------------------
Governance       Donald H. Pratt          The Board Governance Committee primarily               1
                 Jeannine Strandjord      considers and recommends individuals for
                 Thomas A. Brown          nomination as directors. The names of potential
                                          director candidates are drawn from a number
                                          of sources, including recommendations from
                                          members of the board, management and
                                          shareholders. This committee also reviews and
                                          makes recommendations to the board with
                                          respect to the composition of board committees
                                          and other board-related matters, including its
                                          organization, size, composition, responsibilities,
                                          functions and compensation. The Governance
                                          Committee does not currently have a policy
                                          regarding whether it will consider nominees
                                          recommended by shareholders.
-----------------------------------------------------------------------------------------------------------
Fund             Donald H. Pratt          The Fund Performance Review Committee                 4
Performance      D.D. (Del) Hock          reviews quarterly the investment activities
Review           Thomas A. Brown          and strategies used to manage fund assets.
                 Andrea C. Hall, PhD      The committee regularly receives reports
                 M. Jeannine Strandjord   from portfolio managers and other investment
                 Timothy S. Webster       personnel concerning the funds' investments.
                 Gale E. Sayers
-----------------------------------------------------------------------------------------------------------

------

Compensation of Directors

The directors serve as directors for six American Century investment companies.
Each director who is not an interested person as defined in the Investment
Company Act receives compensation for service as a member of the board of all six such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held.
These fees and expenses are divided among the six investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the funds for the periods indicated and by the six investment companies served by the board to each director who is not an interested person as defined in the Investment
Company Act.

AGGREGATE DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                              TOTAL                    TOTAL COMPENSATION
                              COMPENSATION             FROM THE
                              FROM THE                 AMERICAN CENTURY
NAME OF DIRECTOR              FUNDS(1)                 FAMILY OF FUNDS(2)
--------------------------------------------------------------------------------
Thomas A. Brown                $3,767                   $78,583
--------------------------------------------------------------------------------
Robert W. Doering, M.D.           $31                    $2,500
--------------------------------------------------------------------------------
Andrea C. Hall, Ph.D.          $3,909                   $81,583
--------------------------------------------------------------------------------
D.D. (Del) Hock                $3,884                   $81,083
--------------------------------------------------------------------------------
Donald H. Pratt                $3,910                   $81,583
--------------------------------------------------------------------------------
Gale E. Sayers                 $3,741                   $78,083
--------------------------------------------------------------------------------
M. Jeannine Strandjord         $3,767                   $78,583
--------------------------------------------------------------------------------
Timothy S. Webster             $3,641                   $76,083
--------------------------------------------------------------------------------

(1) INCLUDES COMPENSATION PAID TO THE DIRECTORS DURING THE FISCAL YEAR ENDED
    NOVEMBER 30, 2003, AND ALSO INCLUDES AMOUNTS DEFERRED AT THE ELECTION OF THE
    DIRECTORS UNDER THE AMERICAN CENTURY MUTUAL FUNDS' INDEPENDENT DIRECTORS'
    DEFERRED COMPENSATION PLAN.

(2) INCLUDES COMPENSATION PAID BY THE FIVE INVESTMENT COMPANY MEMBERS OF THE
    AMERICAN CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD. THE TOTAL AMOUNT OF
    DEFERRED COMPENSATION INCLUDED IN THE PRECEDING TABLE IS AS FOLLOWS: MR.
    BROWN, $13,717; DR. HALL, $51,783; MR. HOCK, $71,583; MR. PRATT, $10,000;
    AND MR. WEBSTER, $34,292.

The funds have adopted the American Century Mutual Funds' Independent Directors'
Deferred Compensation Plan. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.

All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American
Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

------

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any director under the plan during the fiscal year ended November 30, 2003.

OWNERSHIP OF FUND SHARES

The directors owned shares in the funds as of December 31, 2003, as shown in the table below.

                                                                         NAME OF DIRECTORS
--------------------------------------------------------------------------------------------------------------
                                                  JAMES E.     JAMES E.     THOMAS A.  ROBERT W.    ANDREA C
                                                STOWERS, JR.  STOWERS III     BROWN     DOERING    HALL, PH.D.
--------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Strategic Allocation: Conservative                  A            A            E          A            A
--------------------------------------------------------------------------------------------------------------
  Strategic Allocation: Moderate                      A            A            A          A            A
--------------------------------------------------------------------------------------------------------------
  Strategic Allocation: Aggressive                    A            A            C          A            A
--------------------------------------------------------------------------------------------------------------
  Newton                                              A            E            A          A            A
--------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                        E            E            E          E            E
--------------------------------------------------------------------------------------------------------------

RANGES: A--NONE, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--MORE
THAN $100,000

                                                                   NAME OF DIRECTORS
-------------------------------------------------------------------------------------------------------
                                                D.D. (DEL)    DONALD    GALE E.  M. JEANNINE   TIMOTHY
                                                   HOCK      H. PRATT   SAYERS   STRANDJORD     WEBSTER
-------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Strategic Allocation: Conservative                 A           A         A         A            A
-------------------------------------------------------------------------------------------------------
  Strategic Allocation: Moderate                     A           A         A         A            A
-------------------------------------------------------------------------------------------------------
  Strategic Allocation: Aggressive                   A           A         A         A            A
-------------------------------------------------------------------------------------------------------
  Newton                                             A           A         A         A            A
-------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                       E           E         C         E            E
-------------------------------------------------------------------------------------------------------

RANGES: A--NONE, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--MORE
THAN $100,000

CODE OF ETHICS

The funds, their investment advisor and principal underwriter have adopted a code of ethics under Rule 17j-1 of the Investment Company Act and the code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

-------

PROXY VOTING GUIDELINES

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The funds' Board of
Directors has approved the advisor's Proxy Voting Guidelines to govern the advisor's proxy voting activities.

The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the advisor's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

*  Election of Directors
*  Ratification of Selection of Auditors
*  Equity-Based Compensation Plans
*  Anti-Takeover Proposals
   * Cumulative Voting
   * Staggered Boards
   * "Blank Check" Preferred Stock
   * Elimination of Preemptive Rights
   * Non-targeted Share Repurchase
   * Increase in Authorized Common Stock
   * "Supermajority" Voting Provisions or Super Voting Share Classes
   * "Fair Price" Amendments
   * Limiting the Right to Call Special Shareholder Meetings
   * Poison Pills or Shareholder Rights Plans
   * Golden Parachutes
   * Reincorporation
   * Confidential Voting
   * Opting In or Out of State Takeover Laws
*  Shareholder Proposals Involving Social, Moral or Ethical Matters
*  Anti-Greenmail Proposals
*  Changes to Indemnification Provisions
*  Non-Stock Incentive Plans
*  Director Tenure
*  Directors' Stock Options Plans
*  Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest.
Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the advisor's Proxy Voting Guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the "About Us" page at
americancentury.com. The advisor's proxy voting record also is available on the
SEC's website at sec.gov.

------

THE FUNDS' PRINCIPAL SHAREHOLDERS

As of September 2, 2004, the following shareholders, beneficial or of record, owned more than 5% of the outstanding shares of any class of the funds.

                                                  PERCENTAGE OF   PERCENTAGE OF
                                                   OUTSTANDING    OUTSTANDING
FUND/                                             SHARES OWNED   SHARES OWNED
CLASS   SHAREHOLDER                                 OF RECORD    BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Asset Allocation: Conservative
--------------------------------------------------------------------------------
   Investor
        JPMorgan Chase & Co. TR                        6%           0%
        Eagle-Picher Salaried 401(k) Plan Trust
        New York, New York
--------------------------------------------------------------------------------
   Advisor
        Saxon & Co.                                   32%           0%
        Philadelphia, Pennsylvania

        Reliance Trust for Various Clients            22%           0%
        Jersey City, New Jersey

        Charles Schwab & Co., Inc.                     7%           0%
        San Francisco, California

        James B. Anderson TR                           6%           0%
        American Chamber of Commerce Executives
        Amended and Restated 401K Plan & Trust
        Springfield, Missouri
--------------------------------------------------------------------------------
   Institutional
        State Street Corp Trustee                     89%           0%
          FBO Hallmark Cards Inc.                      0%          89%
          Westwood, Massachusetts
--------------------------------------------------------------------------------
Strategic Asset Allocation: Moderate
--------------------------------------------------------------------------------
   Investor
        None
--------------------------------------------------------------------------------
   Advisor
        Saxon and Co.                                 32%           0%
        Philadelphia, Pennsylvania

        Reliance Trust Co. Trustee                    16%           0%
        for Various Clients
        Jersey City, New Jersey

        Charles Schwab & Co., Inc.                     9%           0%
        San Francisco, California

        Union Bank TR Nominee                          5%           0%
        for Various Clients
        San Diego, California
--------------------------------------------------------------------------------
   C
        Mobank & Co. EB                               12%           0%
        Monroe, Michigan
--------------------------------------------------------------------------------

(1) IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
    INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY WE REPORT THESE SHARES AS
    BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
    CONCERNING  BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                                  PERCENTAGE OF   PERCENTAGE OF
                                                   OUTSTANDING    OUTSTANDING
FUND/                                             SHARES OWNED   SHARES OWNED
CLASS   SHAREHOLDER                                 OF RECORD    BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Asset Allocation: Moderate
--------------------------------------------------------------------------------
   Institutional
        State Street Corp Trustee                      27%           0%
          FBO Hallmark Cards Inc                        0%          27%
          Westwood, Massachusetts

        JPMorgan Chase Bank Trustee                    16%           0%
        Pennzoil Quaker State Co.
        Savings and Investment Plan
        Kansas City, Missouri

        JPMorgan Chase Bank Trustee FBO                16%           0%
          Clarian Health Partners                       0%          16%
          Defined Contribution Plan
          Kansas City, Missouri

        Chase Manhattan Bank NA TR                     10%           0%
        The BOC Group Inc. Savings
        Investment Plan Trust
        New York, New York
--------------------------------------------------------------------------------
   R
        J Friduss & B Schiff Trustees FBO              89%           0%
          Friduss Lukee Schiff                          0%          89%
          Chicago, Illinois

        Sterne Agee & Leach, Inc.                       9%           0%
        Birmingham, Alabama
--------------------------------------------------------------------------------
Strategic Asset Allocation: Aggressive
--------------------------------------------------------------------------------
   Investor
        Charles Schwab & Co., Inc.                      8%           0%
        San Francisco, California

        Union Bank TR Nominee FBO                       6%           0%
        Select Benefit Omnibus
        San Diego, California
--------------------------------------------------------------------------------
   Advisor
        Saxon and Co.                                  29%           0%
        Philadelphia, Pennsylvania

        Reliance Trust Co. Trustee                     16%           0%
        for Various Clients
        Jersey City, New Jersey

        Charles Schwab & Co., Inc.                     12%           0%
        San Francisco, California

        FNB Nominee Co. 401k Plans                      8%           0%
        Indiana, Pennsylvania

        National Financial Services LLC                 5%           0%
        New York, New York
--------------------------------------------------------------------------------
   Institutional
        State Street Corp Trustee                     34%            0%
          FBO Hallmark Cards Inc                       0%           34%
          Westwood, Massachusetts

        JPMorgan Chase & Co TR                        19%            0%
        Marconi USA Wealth Accumulation
        Plan Trust
        New York, New York
--------------------------------------------------------------------------------

(1) IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
    INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY WE REPORT THESE SHARES AS
    BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
    CONCERNING  BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                                  PERCENTAGE OF   PERCENTAGE OF
                                                   OUTSTANDING    OUTSTANDING
FUND/                                             SHARES OWNED   SHARES OWNED
CLASS   SHAREHOLDER                                 OF RECORD    BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Asset Allocation: Aggressive
--------------------------------------------------------------------------------
   Institutional
        The Chase Manhattan Bank NA TR                12%           0%
        Huntsman Corp. Salary Deferral Plan & Trust
        New York, New York

        JPMorgan Chase Bank Trustee                    9%           0%
        St. Jude Medical Inc.
        Savings Plan and Trust

        Kansas City, Missouri

        Chase Manhattan Bank Trustee                   7%           0%
        The BOC Group Inc. Savings
        Investment Plan Trust
        New York, New York

        The Chase Manhattan Bank NA TR                 6%           0%
        Winnebago Industries Inc. P/S &
        Deferred Svgs Invest Plan
        New York, New York
--------------------------------------------------------------------------------
   C
        American Enterprise Investment Svcs.          63%           0%
        Minneapolis, Minnesota

        First Clearing LLC                             6%           0%
        Richmond, Virginia
--------------------------------------------------------------------------------

Newton
--------------------------------------------------------------------------------
   Investor
        American Century Investment                   20%          20%
        Management, Inc.
        Kansas City, Missouri

        James E. Stowers III TR                        8%           0%
        Shawnee Mission, Kansas
--------------------------------------------------------------------------------

(1) IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
    INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY WE REPORT THESE SHARES AS
    BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
    CONCERNING  BENEFICIAL OWNERSHIP OF FUND SHARES.

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund's outstanding shares. The funds are unaware of any other shareholders, beneficial or of record, who own more than
25% of the voting securities of American Century Strategic Asset Allocations,
Inc. A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. As of September 2, 2004, the officers and directors of the funds, as a group, owned 10.55% of the
Investor Class of Newton and owned less than 1% of all other classes of the other funds' outstanding shares.

SERVICE PROVIDERS

The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACSC and ACIS are wholly owned by ACC. James E. Stowers Jr., Chairman of
ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

------

INVESTMENT ADVISOR

American Century Investment Management, Inc. serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in the prospectus under the heading MANAGEMENT.

For services provided to each fund, the advisor receives a fee based on a percentage of the net assets of each fund. The amount of the fee is calculated daily and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying the fee rate calculation formula indicated on the tables below. This formula takes into account all of the advisor's assets under management in the fund's investment strategy ("strategy assets") to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the advisor that are not in the American Century family of mutual funds but have the same investment team and investment strategy. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow a fund to realize scheduled cost savings more quickly if the advisor acquires additional assets under management within a strategy in addition to the fund's assets. The management fee schedules for the funds appear below.

FUND                     CLASS                     PERCENTAGE OF STRATEGY ASSETS
---------------------------------------------------------------------------------------------
Strategic Allocation:    Investor, A, B and C      1.00% of first $500 million
Conservative                                       0.95% more than $500 million to $1 billion
                                                   0.90% more than $1 billion to $5 billion
                                                   0.85% over $5 billion
                        ---------------------------------------------------------------------
                         Advisor                   0.75% of first $500 million
                                                   0.70% more than $500 million to $1 billion
                                                   0.65% more than $1 billion to $5 billion
                                                   0.60% over $5 billion
                        ---------------------------------------------------------------------
                         Institutional             0.80% of first $500 million
                                                   0.75% more than $500 million to $1 billion
                                                   0.70% more than $1 billion to $5 billion
                                                   0.65% over $5 billion
---------------------------------------------------------------------------------------------
Strategic Allocation:    Investor, A, B, C and R   1.10% of 0 to $1 billion
Moderate                                           1.00% more than $1 billion to $5 billion
                                                   0.95% over $5 billion
                        ---------------------------------------------------------------------
                         Advisor                   0.85% of 0 to $1 billion
                                                   0.75% more than $1 billion to $5 billion
                                                   0.70% over $5 billion
                        ---------------------------------------------------------------------
                         Institutional             0.90% of 0 to $1 billion
                                                   0.80% more than $1 billion to $5 billion
                                                   0.75% over $5 billion
---------------------------------------------------------------------------------------------
Strategic Allocation:    Investor, A, B and C      1.20% of 0 to $1 billion
Aggressive                                         1.10% more than $1 billion to $5 billion
                                                   1.05% over $5 billion
                        ---------------------------------------------------------------------
                         Advisor                   0.95% of 0 to $1 billion
                                                   0.85% more than $1 billion to $5 billion
                                                   0.80% over $5 billion
                        ---------------------------------------------------------------------
                         Institutional             1.00% of 0 to $1 billion
                                                   0.90% more then $1 billion to $5 billion
                                                   0.85% over $5 billion
---------------------------------------------------------------------------------------------
Newton                   Investor                  1.50% of first $500 million
                                                   1.45% of next $500 million
                                                   1.40% over $1 billion
---------------------------------------------------------------------------------------------

------

On each calendar day, each class of each fund accrues a management fee that is equal to the class's management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years).
On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.

The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1) the funds' Board of Directors, or a majority of outstanding shareholder votes (as defined in the Investment Company Act) and

(2) the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds' Board of Directors or a majority of outstanding shareholder votes may terminate the management agreement at any time without payment of any penalty on 60 days' written notice to the advisor.
The management agreement shall be automatically terminated if it is assigned.

The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and allocate transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by each fund by class for the fiscal periods ended November 30, 2003, 2002 and 2001, are indicated in the following table. As new classes, the C Class of Strategic Allocation: Conservative and the A Class
and B Class of all three Strategic Allocation funds, information regarding these classes was not available as of the fiscal year end.

------

UNIFIED MANAGEMENT FEES
--------------------------------------------------------------------------
FUND                                2003          2002           2001
--------------------------------------------------------------------------
Strategic Allocation: Conservative
    Investor                        $2,621,882    $2,233,365    $1,875,036
--------------------------------------------------------------------------
    Institutional                     $846,191      $120,315       $81,962
--------------------------------------------------------------------------
    A Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    B Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    C Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    Advisor                           $441,446      $143,924       $91,203
--------------------------------------------------------------------------
Strategic Allocation: Moderate
    Investor                        $6,559,112    $6,298,323    $5,592,492
--------------------------------------------------------------------------
    Institutional                   $1,605,231      $973,825      $576,059
--------------------------------------------------------------------------
    A Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    B Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    C Class                            $13,912        $1,773         $5(1)
--------------------------------------------------------------------------
    Advisor                         $1,452,777      $721,130      $251,626
--------------------------------------------------------------------------
    R Class                              $7(2)           N/A           N/A
--------------------------------------------------------------------------
Strategic Allocation: Aggressive
    Investor                        $3,952,760    $3,628,971    $3,676,254
--------------------------------------------------------------------------
    Institutional                     $314,220      $301,092      $204,718
--------------------------------------------------------------------------
    A Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    B Class                                N/A           N/A           N/A
--------------------------------------------------------------------------
    C Class                            $21,340        $4,639         $1(3)
--------------------------------------------------------------------------
    Advisor                         $1,059,426       512,621      $381,105
--------------------------------------------------------------------------
Newton
    Investor                         $6,363(2)           N/A           N/A
--------------------------------------------------------------------------

(1)  OCTOBER 2, 2001 (INCEPTION) THROUGH NOVEMBER 30, 2001.

(2)  AUGUST 29, 2003 (INCEPTION) THROUGH NOVEMBER 30, 2003.

(3)  NOVEMBER 27, 2001 (INCEPTION) THROUGH NOVEMBER 30, 2001.

TRANSFER AGENT AND ADMINISTRATOR

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri
64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the funds and the advisor. The advisor pays
ACSC's costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor's unified management fee.  For a description of this fee and the terms of its payment, see the above discussion under the caption
INVESTMENT ADVISOR, on page 36.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

DISTRIBUTOR

The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer. ACIS is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

------

The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best-efforts underwriting of the funds' shares.
This means the distributor has no liability for unsold shares. The advisor pays
ACIS's costs for serving as principal underwriter of the funds' shares out of the advisor's unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption INVESTMENT
ADVISOR.

Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services, and would otherwise be provided by the distributor or its affiliates.  The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, New York 11245, and Commerce
Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the funds' assets. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1010 Grand Boulevard, Kansas
City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche provides services including

(1) auditing the annual financial statements for each fund,
(2) assisting and consulting in connection with SEC filings, and
(3) reviewing the annual federal income tax return filed for each fund.

BROKERAGE ALLOCATION

THE EQUITY PORTION OF THE ASSET ALLOCATION AND NEWTON FUNDS

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.

The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor intends to continue to place some of the funds' brokerage business with

------

one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the advisor. The advisor does not use brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

In the years ended November 30, 2003, 2002 and 2001, the brokerage commissions of each fund were as follows:

FUND                                     2003         2002          2001
------------------------------------------------------------------------------
Strategic Allocation: Conservative     $628,286     $290,863      $264,354
------------------------------------------------------------------------------
Strategic Allocation: Moderate       $2,963,563   $2,260,091    $1,773,573
------------------------------------------------------------------------------
Strategic Allocation: Aggressive     $1,911,652   $1,603,175    $1,408,463
------------------------------------------------------------------------------

Newton                                   $2,641          N/A           N/A
------------------------------------------------------------------------------

The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the advisor believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place their over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

THE FIXED-INCOME PORTION OF THE ASSET ALLOCATION FUNDS

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price.
In other transactions, the selection of a broker or dealer is a function of market selection and price negotiation, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor may choose to purchase and sell portfolio securities from and to dealers who provide statistical and other information and services, including research, to the funds and to the advisor.
Such information and services will be in addition to, and not in lieu of, the services required to be performed by the advisor, and the expenses of the advisor will not necessarily be reduced as a result of the receipt of such supplemental information.

The funds generally purchase and sell debt securities through principal transactions, meaning that the funds normally purchase securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds do not pay brokerage commissions on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up
(i.e., a spread between the bid and asked prices). During the fiscal years ended
November 30, 2003, 2002 and 2001, the funds did not pay any brokerage commissions.

------

REGULAR BROKER-DEALERS

As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by
Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies.

                                                             VALUE OF SECURITIES
                                                             OWNED AS OF
FUND                         BROKER, DEALER OR PARENT        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
Strategic Allocation:        Bank of America Corp.               $6,465,017
Conservative                 ---------------------------------------------------
                             Lehman Brothers.                    $6,273,908
                             ---------------------------------------------------
                             Morgan Stanley                      $4,021,654
                             ---------------------------------------------------
                             Wachovia Commercial Mtg.            $3,233,529
                             ---------------------------------------------------
                             Merrill Lynch & Co., Inc.           $2,949,198
                             ---------------------------------------------------
                             Credit Suisse First Boston          $2,586,327
                             ---------------------------------------------------
                             J.P. Morgan Chase                   $1,694,445
                             ---------------------------------------------------
                             UBS AG                             $1,633,252
                             ---------------------------------------------------
                             Goldman Sachs Group, Inc.             $915,536
                             ---------------------------------------------------
                             Charles Schwab & Co. Inc.              $31,320
--------------------------------------------------------------------------------
Strategic Allocation:        Bank of America                    $11,855,506
Moderate                     ---------------------------------------------------
                             Wachovia Corp.                      $6,724,857
                             ---------------------------------------------------
                             Lehman Brothers                     $9,779,306
                             ---------------------------------------------------
                             Morgan Stanley                      $6,414,927
                             ---------------------------------------------------
                             J.P. Morgan Chase                   $5,958,239
                             ---------------------------------------------------
                             Merrill Lynch & Company Inc.        $4,581,235
                             ---------------------------------------------------
                             Credit Suisse First Boston          $4,345,666
                             ---------------------------------------------------
                             UBS AG                              $3,176,837
                             ---------------------------------------------------
                             Goldman Sachs Corp.                $1,608, 237
                             ---------------------------------------------------
                             Charles Schwab & Co. Inc.             $116,000
--------------------------------------------------------------------------------
Strategic Allocation:        Bank of America                     $4,517,860
Aggressive                   ---------------------------------------------------
                             Wachovia Corp.                      $2,711,417
                             ---------------------------------------------------
                             Lehman Brothers                     $2,691,328
                             ---------------------------------------------------
                             J.P. Morgan Chase                   $2,236,973
                             ---------------------------------------------------
                             Credit Suisse First Boston          $2,138,972
                             ---------------------------------------------------
                             Morgan Stanley                      $2,078,240
                             ---------------------------------------------------
                             Merrill Lynch & Company Inc.        $2,050,101
                             ---------------------------------------------------
                             UBS AG                              $1,082,205
                             ---------------------------------------------------
                             Goldman Sachs Corp.                   $807,997
                             ---------------------------------------------------
                             Charles Schwab & Co. Inc.             $106,720
--------------------------------------------------------------------------------
Newton                       None
--------------------------------------------------------------------------------

------

INFORMATION ABOUT FUND SHARES

Each of the funds named on the front of this Statement of Additional Information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See MULTIPLE CLASS STRUCTURE, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation's (all funds') outstanding shares may be able to elect a Board of
Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment. The election of directors is determined by the votes received from all of the corporation's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series or class. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

MULTIPLE CLASS STRUCTURE

The corporation's Board of Directors has adopted a multiple class plan (the
Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class.
Pursuant to such plan, the funds may issue up to seven classes of shares:
Investor Class, Institutional Class, A Class, B Class, C Class, R Class and
Advisor Class. Not all funds offer all seven classes.

The Investor Class of most funds is made available to investors directly without any load or commission, for a single unified management fee. It is also available through some financial intermediaries. The Investor Class of those funds which have A and B Classes is not available directly at no load. The
Institutional and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor
Class shareholders. As a result, the advisor is able to charge these classes a lower total management fee. In addition to the management fee, however, the
Advisor Class shares are subject to a Master Distribution and Shareholder
Services Plan (the Advisor Class Plan). The A, B and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k)
and other retirement plans. The unified management fee for the A, B, C and R classes is the same as for Investor Class, but the A, B, C and R Class shares each are subject to a separate Master Distribution and Individual Shareholder
Services Plan (the A Class Plan, B Class Plan, C Class Plan and R Class Plan,
respectively and collectively with the Advisor Class Plan, the Plans) described below. The Plans have been adopted by the funds' Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of
Directors and

------

approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' A, B, C, R and Advisor Classes have approved and entered into the A Class Plan, B Class Plan, C Class Plan, R Class Plan and
Advisor Class Plan, respectively. The Plans are described below.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the funds [as defined in the Investment
Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition for the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule
12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans.
Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shareholder votes of the affected class.

All fees paid under the Plans will be made in accordance with Section 26 of the
Conduct Rules of the National Association of Securities Dealers (NASD).

Advisor Class Plan

As described in the prospectuses, the funds' Advisor Class shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for Advisor Class shareholders. In addition to such services, the financial intermediaries provide various distribution services.

To make the funds' shares available through such plans and financial intermediaries, and to compensate them for such services, the funds' advisor has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares, and the funds' Board of Directors has adopted an Advisor Class Plan.
Pursuant to the Advisor Class Plan, the Advisor Class pays the funds'
distributor 0.50% annually of the aggregate average daily assets of the funds'
Advisor Class shares, 0.25% of which is paid for certain ongoing shareholder and administrative services (as described below) and 0.25% of which is paid for distribution services, including past distribution services (as described below). This payment is fixed at 0.50% and is not based on expenses incurred by the distributor. During the fiscal year ended November 30, 2003, the aggregate amount of fees paid under the Advisor Class Plan was:

    Strategic Allocation: Conservative  $294,358
    Strategic Allocation: Moderate      $857,458
    Strategic Allocation: Aggressive    $557,592

------

The distributor then makes these payments to the financial intermediaries who offer the Advisor Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of shareholder services, including, but not limited to,

(a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the funds'
    distributor;

(b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;

(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses;

(d) providing and maintaining elective services such as check-writing and wire transfer services;

(e) acting as shareholder of record and nominee for beneficial owners;

(f) maintaining account records for shareholders and/or other beneficial owners;

(g) issuing confirmations of transactions;

(h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting;

(i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and

(j) providing other similar administrative and sub-transfer agency services.

Shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.
During the fiscal year ended November 30, 2003, the amount of fees paid under the Advisor Class Plan for shareholder services was:

    Strategic Allocation: Conservative   $147,179
    Strategic Allocation: Moderate       $428,729
    Strategic Allocation: Aggressive     $278,796

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to,

(a) payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to selling agreements;

(b) compensation to registered representatives or other employees of the distributors who engage in or support distribution of the funds' Advisor
    Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributors;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective investors about fund shares;

------

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting investors in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting sales seminars and organizing payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Conduct Rules of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

During the fiscal year ended November 30, 2003, the amount of fees paid under the Advisor Class Plan for distribution services was:

    Strategic Allocation: Conservative  $147,179
    Strategic Allocation: Moderate      $428,729
    Strategic Allocation: Aggressive    $278,796

A Class Plan

As described in the prospectuses, the A Class shares of the funds are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for A Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
Board of Directors has adopted the A Class Plan. Pursuant to the A Class Plan, the A Class pays the funds' distributor a fee equal to 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services
(as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.

Because the A Class of all three Strategic Allocation funds were not in operation as of the fiscal year end, no fees have been paid.

The distributor then makes these payments to the financial intermediaries who offer the A Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

------

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a) providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b) creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c) conducting proprietary research about investment choices and the market in general;

(d) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e) consolidating shareholder accounts in one place; and

(f) other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A Class shares pursuant to selling agreements;

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' A Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

------

B Class Plan

As described in the prospectuses, the B Class shares of the funds are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for B Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
Board of Directors has adopted the B Class Plan. Pursuant to the B Class Plan, the B Class pays the funds' distributor 1.00% annually of the average daily net asset value of the B Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services (as described below) and
0.75% of which is paid for distribution services, including past distribution services (as described below). The payment is fixed at 1.00% and is not based on expenses incurred by the distributor.

Because the B Class of all three Strategic Allocation funds were not in operation as of the fiscal year end, no fees have been paid.

The distributor then makes these payments to the financial intermediaries who offer the B Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a) providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b) creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c) conducting proprietary research about investment choices and the market in general;

(d) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e) consolidating shareholder accounts in one place; and

(f) other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of B Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell B Class shares pursuant to selling agreements;

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' B Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

------

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

C Class Plan

As described in the prospectuses, the C Class shares of the funds are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for C Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
Board of Directors has adopted the C Class Plan. Pursuant to the C Class Plan, the C Class pays the funds' distributor 1.00% annually of the average daily net asset value of the C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services (as described below) and
0.75% of which is paid for distribution services, including past distribution services (as described below). This payment is fixed at 1.00% and is not based on expenses incurred by the distributor. During the fiscal year ended November
30, 2003, the aggregate amount of fees paid under the C Class Plan was:

        Strategic Allocation: Moderate     $12,695
        Strategic Allocation: Aggressive   $17,784

Because the C Class of Strategic Allocation: Conservative was not in operation as of the fiscal year end, no fees have been paid.

------

The distributor then makes these payments to the financial intermediaries who offer the C Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a) providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b) creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c) conducting proprietary research about investment choices and the market in general;

(d) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e) consolidating shareholder accounts in one place; and

(f) other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of C Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to selling agreements;

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' C Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

------

R Class Plan

As described in the prospectuses, the R Class shares of the funds are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds'
Board of Directors has adopted the R Class Plan. Pursuant to the R Class Plan, the R Class pays the funds' distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services (as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.50% and is not based on expenses incurred by the distributor. During the fiscal year ended November 30, 2003, the aggregate amount of fees paid under the R Class Plan was:

        Strategic Allocation: Moderate      $3

The distributor then makes these payments to the financial intermediaries who offer the R Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

The distributor then makes these payments to the financial intermediaries who offer the R Class shares for past individual shareholder and distribution services as described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a) providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b) creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c) conducting proprietary research about investment choices and the market in general;

(d) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e) consolidating shareholder accounts in one place; and

(f) other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of R Class shares, which services may include but are not limited to:

(a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell R Class shares pursuant to selling agreements;

------

(b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' R Class shares;

(c) compensation to, and expenses (including overhead and telephone expenses)
    of, the distributor;

(d) printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e) preparing, printing and distributing sales literature and advertising materials provided to the funds' shareholders and prospective shareholders;

(f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g) providing facilities to answer questions from prospective shareholders about fund shares;

(h) complying with federal and state securities laws pertaining to the sale of fund shares;

(i) assisting shareholders in completing application forms and selecting dividend and other account options;

(j) providing other reasonable assistance in connection with the distribution of fund shares;

(k) organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l) profit on the foregoing;

(m) paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the NASD; and

(n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds' distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Sales Charges

The sales charges applicable to the A, B and C Classes of the funds are described in the prospectuses for those classes in the section titled "Choosing a Share Class." Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases pursuant to the schedule set forth in the prospectus. This charge may be waived in the following situations due to sales efficiencies and competitive considerations:

*  Qualified retirement plan purchases

*  Certain individual retirement account rollovers

*  Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having sales agreements with the advisor or the distributor

*  Wrap accounts maintained for clients of certain financial intermediaries who have entered into agreements with American Century

*  Purchases by current and retired employees of American Century and their immediate family members (spouses and children under age 21) and trusts or qualified retirement plans established by those persons

*  Purchases by certain other investors that American Century deems appropriate, including but not limited to current or retired directors, trustees and officers of funds managed by the advisor and trusts and qualified retirement plans established by those persons

There are several ways to reduce the sales charges applicable to a purchase of A
Class shares. These methods are described in the relevant prospectuses. You or your financial advisor must indicate at the time of purchase that you intend to take advantage of one of these reductions.

------

Shares of the A, B and C Classes are subject to a contingent deferred sales charge upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The contingent deferred sales charge may be waived for certain redemptions by some shareholders, as described in the prospectuses.

The aggregate contingent deferred sales charges paid to the distributor for the
C Class shares in the fiscal year ended November 30, 2003, were: Strategic
Allocation: Moderate, $105; and Strategic Allocation: Aggressive, $422.

Shares of the C Class of Strategic Allocation: Conservative and the A Class and
B Class of all three Strategic Allocation funds have not been offered as of the date of this Statement of Additional Information.

Dealer Concessions

The funds' distributor expects to pay sales commissions to the financial intermediaries who sell A, B and/or C Class shares of the fund at the time of such sales. Payments for A Class shares will be as follows:

PURCHASE AMOUNT                          DEALER CONCESSION
--------------------------------------------------------------------------------
LESS THAN $50,000                        5.00%
--------------------------------------------------------------------------------
$50,000 - $99,999                        4.00%
--------------------------------------------------------------------------------
$100,000 - $249,999                      3.25%
--------------------------------------------------------------------------------
$250,000 - $499,999                      2.00%
--------------------------------------------------------------------------------
$500,000 - $999,999                      1.75%
--------------------------------------------------------------------------------
$1,000,000 - $3,999,999                  1.00%
--------------------------------------------------------------------------------
$4,000,000 - $9,999,999                  0.50%
--------------------------------------------------------------------------------
> $10,000,000                            0.25%
--------------------------------------------------------------------------------

No concession will be paid on purchases by qualified retirement plans. Payments will equal 4.00% of the purchase price of B Class shares and 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, B and C Class purchases and A Class purchases greater than $1,000,000 are subject to a contingent deferred sales charge as described in the prospectuses.

From time to time, the distributor may provide additional concessions to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other concessions may be offered as well, and all such concessions will be consistent with applicable law, including the then-current rules of the National Association of Securities Dealers, Inc. Such concessions will not change the price paid by investors for shares of the funds.

BUYING AND SELLING FUND SHARES

Information about buying, selling, exchanging and converting fund shares is contained in the funds' prospectus. The prospectus is available to investors without charge and may be obtained by calling us.

------

VALUATION OF A FUND'S SECURITIES

All classes of the funds except the A Class are offered at their net asset value, as described below. The A Class of the funds are offered at their public offering price, which is the net asset value plus the appropriate sales charge.
This calculation may be expressed as a formula:

Offering Price = Net Asset Value/(1 - Sales Charge as a % of Offering Price)

For example, if the net asset value of a fund's A Class shares is $5.00, the public offering price would be $5/(1-5.75%) = $5.31.

Each fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange) each day the Exchange is open for business. The Exchange usually closes at 4 p.m. Eastern time. The
Exchange typically observes the following holidays: New Year's Day, Martin
Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the Exchange may modify its holiday schedule at any time.

Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official closing price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

------

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the Exchange is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the Exchange is not open and on which the funds' net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds' portfolios may be affected on days when shares of the funds may not be purchased or redeemed.

TAXES

FEDERAL INCOME TAXES

Each fund intends to qualify annually as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions received from the funds in the same manner in which they were realized by the funds.

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations (excluding Real Estate
Investment Trusts) may qualify for the 70% dividends-received deduction to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

------

If more than 50% of the value of a fund's total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 30-day period beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFICs), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

As of November 30, 2003, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired.

FUND                                 CAPITAL LOSS CARRYOVER
--------------------------------------------------------------------------------
Strategic Allocation: Moderate       $42,187,147 (expiring in 2010)
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive     $56,328,186 (expiring in 2009 through 2010)
--------------------------------------------------------------------------------
Newton                                   $25,707 (expiring in 2011)
--------------------------------------------------------------------------------

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social
Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received.  If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale"
rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

------

STATE AND LOCAL TAXES

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on
U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most, but not all, states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

FINANCIAL STATEMENTS

The financial  statements have been audited by Deloitte &  Touche LLP. Their
Report  of  Independent  Registered  Public  Accounting  Firm and the  financial statements  included  in the funds'  Annual  Report  for the  fiscal  year ended
November 30, 2003, and the unaudited financial statements included in the funds'
Semiannual Reports for the six-month period ended May 31, 2004, are incorporated herein by reference.

EXPLANATION OF FIXED-INCOME
SECURITIES RATINGS

As described in the prospectus, the funds may invest in fixed-income securities.
Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectus. The following is a summary of the rating categories referenced in the prospectus.

RATINGS OF CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------
Standard & Poor's
--------------------------------------------------------------------------------
AAA     This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
AA      Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
--------------------------------------------------------------------------------
A       Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
BBB     Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.
--------------------------------------------------------------------------------
BB      Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
--------------------------------------------------------------------------------
B       Debt rated in this category is more vulnerable to nonpayment than obligations rated 'BB', but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to pay interest and repay principal.
--------------------------------------------------------------------------------

------

Standard & Poor's
--------------------------------------------------------------------------------
CCC     Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
--------------------------------------------------------------------------------
CC      Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
--------------------------------------------------------------------------------
C       The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.
--------------------------------------------------------------------------------
D       Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition for the taking of a similar action if debt service payments are jeopardized.
--------------------------------------------------------------------------------

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------
Aaa     This is the highest rating assigned by Moody's to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
Aa      Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.
--------------------------------------------------------------------------------
A       Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
Baa     Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.
--------------------------------------------------------------------------------
Ba      Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.
--------------------------------------------------------------------------------
B       Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.
--------------------------------------------------------------------------------
Caa     Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The
        Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implies B or B3 rating.
--------------------------------------------------------------------------------
Ca      Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
--------------------------------------------------------------------------------
C       This is the lowest rating assigned by Moody's, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.
--------------------------------------------------------------------------------

------

Fitch, Inc.
--------------------------------------------------------------------------------
AAA             Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely
                affected by foreseeable events.
--------------------------------------------------------------------------------
AA              Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
--------------------------------------------------------------------------------
A               Debt rated in this category has a low expectation of credit risk.  Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.
--------------------------------------------------------------------------------
BBB             Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this
                capacity. This is the lowest investment grade category.
--------------------------------------------------------------------------------
BB              Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
                Securities rated in this category are not investment grade.
--------------------------------------------------------------------------------
B               Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments
                currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.
--------------------------------------------------------------------------------
CCC, CC, C      Debt rated in these categories has a real possibility for
                default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic
                developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.
--------------------------------------------------------------------------------
DDD, DD, D      The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a
                reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                'DDD' obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest.
                'DD' indicates potential recoveries in the range of 50%-90% and
                'D' the lowest recovery potential, i.e., below 50%.

                Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest
                prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated
                'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.
--------------------------------------------------------------------------------

To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly,
Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories.

------

COMMERCIAL PAPER RATINGS
--------------------------------------------------------------------------------
S&P     MOODY'S   DESCRIPTION
--------------------------------------------------------------------------------
A-1     Prime-1   This indicates that the degree of safety regarding timely
        (P-1)     payment is strong. Standard & Poor's rates those issues
                  determined to possess extremely strong safety characteristics as A-1+.
--------------------------------------------------------------------------------
A-2     Prime-2   Capacity for timely payment on commercial paper is
        (P-2)     satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation.
                  Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate
                  liquidity is maintained.
--------------------------------------------------------------------------------
A-3     Prime-3   Satisfactory capacity for timely repayment. Issues that carry
        (P-3)     this rating are somewhat more vulnerable to the adverse
                  changes in circumstances than obligations carrying the higher designations.
--------------------------------------------------------------------------------

NOTE RATINGS
---------------------------------------------------------------------------------
S&P    MOODY'S        DESCRIPTION
---------------------------------------------------------------------------------
SP-1   MIG-1; VMIG-1  Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for
                      refinancing, or both.
---------------------------------------------------------------------------------
SP-2   MIG-2; VMIG-2  Notes are of high quality with margins of protection ample, although not so large as in the preceding group.
---------------------------------------------------------------------------------
SP-3   MIG-3; VMIG-3  Notes are of favorable quality with all security elements accounted for, but lacking the undeniable strength of the
                      preceding grades. Market access for refinancing, in
                      particular, is likely to be less well established.
---------------------------------------------------------------------------------
SP-4   MIG-4; VMIG-4  Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly
                      speculative.
---------------------------------------------------------------------------------

------

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds and your accounts, by contacting American Century at the address or telephone numbers listed below.

If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan
* a bank
* a broker-dealer
* an insurance company
* another financial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Securities and Exchange
Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

IN PERSON         SEC Public Reference Room
                  Washington, D.C.
                  Call 202-942-8090 for location and hours.

ON THE INTERNET   * EDGAR database at sec.gov
                  * By email request at publicinfo@sec.gov

BY MAIL           SEC Public Reference Section
                  Washington, D.C. 20549-0102

Investment Company Act File No. 811-8532

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

AMERICANCENTURY.COM

FAX
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS; NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

SH-SAI-39326   0409